                                                                    EXHIBIT 10.8

STATE OF NORTH CAROLINA
                                                         LEASE
COUNTY OF MECKLENBURG

THIS LEASE, made and entered into this the ____________   day of December, 1999,
by and between Rotunda Building, LLC, hereinafter referred to as "Landlord" and SmartAge, Inc. a California corporation, hereinafter called "Tenant";


                             W I T N E S S E T H:
                             --------------------

THAT for and in consideration of the mutual agreements of the parties, including the rental agreed to be paid by Tenant to Landlord, Landlord hereby leases to Tenant, and Tenant leases and rents from Landlord the following described premises on the terms and conditions hereinafter set forth, to wit:

                                   ARTICLE I

                               BASIC LEASE TERMS

Section 1.1.   Commencement, Termination and Base Rent.
               ---------------------------------------
Building:                                         The Rotunda Building
                                                  4201 Congress Street, Charlotte, North Carolina 28209

Location of Premises:                             Suite 375 on the third (3rd) floor of the Building.

Rentable Area of Building:                        223,856 square feet
Rentable Area of Premises                         9,553 square feet
Usable Area of Premises:                          8,387 square feet

Lease Term:
Commencement Date:                                March 1, 2000 (subject to the provisions of Section 3.1)
Termination Date:                                 February 28, 2006 (subject to the provisions of Section 3.1)

Base Rent:
        Initial Annual Base Rent:                 $224,495.50
        Initial Monthly Base Rent:                $18,707.96

Security Deposit:                                 As provided in Section 14.24 of this Lease

Section 1.2. Address of Landlord and Tenant; Notices.
             ---------------------------------------
Rental and Other Payments To:                          NationsBank Lockbox
                                                       Rotunda Building, LLC Box 651526
                                                       101 North Tryon Street, 5th Floor
                                                       Charlotte, NC 28265

Correspondence To:                                     Rotunda Building, LLC
                                                       c/o Lincoln Harris
                                                       4201 Congress Street, Suite 175
                                                       Charlotte, North Carolina 28209

Address of Tenant:                                     SmartAge, Inc.
                                                       4201 Congress Street, Suite 375

                              Charlotte, NC 28209
                              Attn:  ____________


All sums of money to be paid to Tenant by Landlord and all written notices by Landlord to Tenant shall be delivered to the Premises (as hereinafter defined) unless a different address for Tenant is set forth above.

All sums of money to be paid to Landlord by Tenant and all written notices by Tenant to Landlord shall be delivered to the respective addresses of Landlord as set forth above.

All notices required or permitted under this Lease shall be in writing, signed by the party giving such notice and transmitted by certified mail, postage prepaid, and shall be deemed given when deposited in an official depository of the United States Mails. Either party may change the address to which money due or notices shall be sent by giving the other party written notice of such change of address.

Tenant hereby appoints as its agent for service of process in all dispossessory, distraint and summary ejectment proceedings which may be brought against it by Landlord, any person occupying the Premises, provided that if no person is occupying the Premises, then Tenant agrees that such service may be made by attachment thereof to the main entrance to the Premises.

                                   ARTICLE II

                                LEASED PREMISES

Section 2.1. Description of Premises. The premises this day leased and demised
             -----------------------
(hereinafter called "the Premises") are to be located within the Building identified in Article I (hereinafter called the "Building") which is located on the real property described in Exhibit A attached hereto and incorporated herein by reference (said land and the building and improvements thereon being herein called the "Property"). The Premises are shown as outlined on the floor plan of the Building attached hereto as Exhibit B and incorporated herein by reference. The Premises shall be measured by landlord's Space Planner who will certify the rentable (using a 13.9% Common Area Factor) and usable square footage of the Premises, using BOMA standards, and the Rentable and Usable Area of the Premises and the Initial Annual and Monthly Base Rent set forth in Article 1, Section 1.1, shall be adjusted accordingly based upon an Initial Annual Base Rent of $23.50 per rentable square foot of the Premises.

Section 2.2. Tenant's Acceptance of Property.  Except as specifically provided
             -------------------------------
to the contrary in Exhibit "C" attached to this Lease, Tenant shall accept the Premises in "as is" condition and Landlord shall have no obligation to upfit the same. Except as expressly set forth herein, neither Landlord nor its agents have made any representations with respect to the Premises, the Building or the Property and no rights, easements or licenses are acquired by the Tenant by implication or otherwise. The taking of possession of the Premises by Tenant shall be conclusive that the Premises and the Building were in satisfactory condition at the time possession was taken, subject only to latent defects not reasonably discoverable by Tenant. If Landlord is required to do any work in the Premises, then Tenant must notify Landlord in writing within thirty (30) days of the taking of possession of the Premises of any incomplete "punch list" items. Any items not contained in such notice shall be deemed fulfilled. In the event that someone other than Landlord constructs any improvements to the Premises, then those improvements must be constructed using, at least, finishes which are standard to the Building and according to plans and specifications approved by Landlord in advance, and Tenant will furnish Landlord with a complete set of as-built plans and specifications within sixty (60) days of the completion of these improvements. In all cases, Tenant's mechanical and electrical work, and any penetration of floors, must be performed by Landlord's contractors and subcontractors.

Section 2.3. Common Areas. Tenant and its employees, agents, invitees and
             ------------
licensees are granted the right, in common with others and subject to the exclusive control and management thereof at all times by Landlord, to the nonexclusive use of such of the areas as are from time to time designated as Common Areas by Landlord. These areas shall include the facilities in the Building which are designated for the general use, in common, of the occupants of the Building, and, to the extent the same are provided, the parking areas, sidewalks, roadways, loading platforms, restrooms, ramps, maintenance and mechanical areas, lobbies, corridors, elevators, stairwells and landscaped areas.

Section 2.4. Quiet Enjoyment.  The Landlord agrees that the Tenant, on paying
             ---------------
the stipulated rental and keeping and performing the agreements and covenants herein contained, shall hold and enjoy the Premises for the term aforesaid, subject, however, to the terms of this Lease.

Section 2.5. Upfitting Allowance.  Landlord shall provide Tenant with an
             -------------------
upfitting allowance of $20.00 per rentable square foot of the Premises (the "Landlord's Contribution") for upfitting work above and below the finished ceiling to be paid upon completion of upfitting to the contractor performing the work, or to Tenant if Tenant has paid the contractor and submits copies of paid invoices and lien waivers to Landlord, or credited against Landlord's cost of upfitting the premises if Landlord upfits the Premises. All Tenant Work (defined herein) shall be performed in accordance with the provisions of Exhibit "C" to this Lease. Any cost of upfitting in excess of said upfitting allowance shall be paid entirely by Tenant within ten (10) days of submission of an invoice for the same from Landlord or from the contractor performing the upfitting. In the event Tenant contracts directly with a third party to provide upfit construction or other related services, such party shall carry general liability insurance in such amount as is satisfactory to Landlord. Prior to the commencement of any work to be performed by any such third party, Tenant shall provide Landlord with copies of such third party's certificate of insurance or such other evidence of insurance as may be reasonably requested by Landlord.

                                  ARTICLE III

                                   LEASE TERM

Section 3.1. Term.  The term of this Lease shall commence and end on the
             ----
Commencement Date and Termination Date, respectively, set forth in Article I. However, if due to causes beyond Landlord's reasonable control, including without limitation, the inability of Landlord, despite due diligence, to complete any work that it is obligated to perform in the Premises or to obtain possession of the Premises because of a holdover tenant therein, Landlord is unable to deliver the Premises to Tenant by the Commencement Date, then in such case the Commencement Date and Termination Date shall be deferred by the number of days of such delays provided, however, if Landlord's inability to deliver the Premises to Tenant by the Commencement Date is due to any delay, act or omission of Tenant, including without limitation, requested changes orders or the failure of Tenant to provide requested information in a reasonable amount of time, then in such case, Tenant's rental shall begin on the originally scheduled Commencement Date, notwithstanding any deferred delivery of possession of the Premises to Tenant, and such rental obligation shall continue through the deferred Termination Date.

At any time prior to said Commencement Date, Tenant shall have the right, at its own risk, to enter upon the Premises for any reasonable purpose expressly permitted by Landlord; provided, however, that such entry shall not interfere with any work being done by or on behalf of Landlord therein, and Tenant shall indemnify Landlord against any loss or liability arising from such entry.

Section 3.2. Holding Over. If Tenant continues to occupy the Premises after the
             ------------
last day of the term hereof or after the last day of any renewal or extension of the term hereof and if Landlord elects to accept rent, a monthly tenancy terminable at will by either party on not less than thirty (30) days' written notice shall be created which shall be on the same conditions as those herein specified, except Tenant shall pay 150% of the monthly rent paid for the last full month of the lease term for each month or partial month during which Tenant retains possession of the Premises after such expiration or termination date. Tenant shall indemnify Landlord against all liabilities and damages sustained by Landlord by reason of such retention of possession. The provisions of this section shall not constitute a waiver by Landlord of any reentry rights available under this Lease or by law.

                                  ARTICLE IV

                           BASE RENT AND ADJUSTMENTS

Section 4.1. Base Rental. The Tenant covenants and agrees to pay to Landlord as
             -----------
rental for the Premises, without setoff or demand thereof, the Initial Monthly Base Rent set forth in Article I, adjusted as hereinafter provided, on the first day of each month, in advance, during the term of this Lease; provided. however, that if the term of this Lease does not begin on the first day or end on the last day of a month, the Rental for that partial month shall be prorated by multiplying the Monthly Base Rent by a fraction, the numerator of which is the number of days of the partial month included in the term and the denominator of which is the total number of days in the full calendar month that is being prorated.

Section 4.2. Adjustment of Annual and Monthly Base Rent. On the first day of the
             ------------------------------------------
month during which each anniversary of the Commencement Date occurs during the term of this Lease or any renewal thereof, the Annual Base Rent shall be adjusted to an increased amount equal to the sum of (i) Annual Base Rent for the immediately preceding lease year: plus (ii) the product of the Annual Base Rent for the immediately preceding lease year multiplied by three percent (3%) (the "Adjusted Base Rent"). The adjusted Monthly Base Rent shall be determined by dividing the Adjusted Annual Base Rent by 12.

Section 4.3. Additional Monthly Rent.  Beginning on the first day of the month
             -----------------------
during which the first anniversary of the Commencement Date occurs, and thereafter as adjusted by Landlord on each January 1, the Tenant shall pay to Landlord as additional monthly rent (the "Additional Monthly Rent") an amount equal to one-twelfth (1/12) of the product of (i) the Rentable Area of the Premises and (ii) the amount by which the Landlord estimates the Operating Cost (as hereinafter defined) per square foot of Rentable Area of the Building for such calendar year will exceed the Operating Cost per square foot of Rentable Area of the Building for the Base Year. For the purposes of this Lease, the Base Year shall be the calendar year during which the Commencement Date occurs. Landlord shall advise Tenant of such estimated amount at least fifteen (15) days prior to the commencement of such first anniversary date or calendar year as the case may be. Landlord's failure to so advise Tenant shall not, however, affect Tenant's obligation to pay such Additional Monthly Rent when so advised.

Within ninety (90) days after the end of each calendar year or within such further time period reasonably required by Landlord, Landlord shall determine the actual Operating Cost per square foot of Rentable Area of the Building by dividing the actual Operating Cost, after making the adjustment required by the next following paragraph, by the Rentable Area of the Building as set forth in
Article I. If the actual Operating Cost per square foot of Rentable Area of the Building for any such calendar year less the Operating Cost per square foot of Rentable Area of the Building during the Base Year (the "Excess Operating Cost per square foot of Rentable Area") exceeds the amount per square foot paid by Tenant for the preceding calendar year pursuant to Landlord's estimate, then Tenant shall pay to Landlord an amount equal to the Excess Operating Cost per square foot of Rentable Area of the Building multiplied by the Rentable Area of the Premises ("Excess Operating Cost of the Premises") less the amount paid during such calendar year by Tenant in accordance with the estimate furnished to Tenant by Landlord. In the event Tenant has paid for any calendar year an amount per square foot of Rentable Area of the Premises pursuant to Landlord's estimate, which when added to the Operating Cost per square foot of Rentable Area during the Base Year, exceeds the actual Operating Cost per square foot of Rentable Area of the Building for such calendar year, then such excess amount multiplied by the Rentable Area of the Premises shall be refunded to Tenant within thirty (30) days following the date of such determination by Landlord. In no event shall Tenant be entitled to any refund if the effect of such refund would be to reduce the amount of the Annual and Monthly Base Rent. If the Lease does not begin on January 1 or end on December 31 and accordingly if the first adjustment period (from the first anniversary of the Commencement Date to December 31 of such calendar year) or the last adjustment period (from January 1 of the last year of the Lease term to the Termination Date) do not represent a full calendar year, then in such case the Excess Operating Cost of the Premises for such calendar year at the beginning and/or end of the Lease term shall be prorated by multiplying the Excess Operating Cost of the Premises by a fraction, the numerator of which is the number of days of such adjustment period at the beginning and/or end of the Lease term and the denominator of which is 365. Such amount shall be paid by Tenant within thirty (30) days following receipt of a bill for such amount from Landlord. Notwithstanding the foregoing, for the purpose of determining Operating Cost, the controllable components of Operating Cost (the "Controllable Operating Cost") shall not increase from any one (1) calendar year to the next by more than five percent (5%) nor more than a total of eighteen percent (18%) over the term of the Lease subsequent to the Base Year. For the purpose of the foregoing sentence, the Controllable Operating Cost shall be deemed to mean those components of Operating Cost exclusive of ad valorem real and personal property taxes, utilities, insurance costs, and any other cost or expense, the charge of which is beyond the exclusive control of Landlord.

For the purpose of estimating Operating Cost per square foot of Rentable Area and for the purpose of determining actual Operating Cost per square foot of Rentable Area under the provisions of this Section, all amounts shall be adjusted so that estimated Operating Cost will be based upon what such cost would reasonably be if ninety-five percent (95%) of the Building were occupied, and actual Operating Cost will be calculated on the basis of 95% assumed occupancy or actual occupancy, whichever is greater.

In connection with this Section 4.3, Landlord shall, upon notice from Tenant, make available during Landlord's business hours for Tenant's review those books and records utilized by Landlord in computing the amount of Additional Monthly Rent payable by Tenant.

The term "Operating Cost" shall mean and include all costs, expenses, taxes, and disbursements of every kind and nature which Landlord shall pay or become obligated to pay in connection with the management, operation, maintenance, replacement and repair of all building systems, components and appurtenances according to first class management principles for a building located in Charlotte, North Carolina and according to what is best for the Building in the Landlord's judgment. Such costs will include, but will not be limited to, maintenance, operation, and repair of personal property, fixtures, machinery, equipment, systems and apparatus used in connection with the Building; cleaning; ad valorem personal and real property taxes associated with the ownership and operation of the Building; insurance; security; any assessments that may be payable to any Owners' or Merchants' Association on the same basis as other buildings in the area in which the Building is located; management fees; utilities; seasonal decorations, redecoration of public areas; contract services; amortization of non-permanent equipment (example: trash containers) which otherwise might be leased; and those items listed on Exhibit D which are not identified in this paragraph.

Operating Cost shall not include costs for tenant improvements, interest and principal payments on loans for the Building, real estate leasing commissions, salaries and other compensation for executive officers of the Landlord or Manager; expenditures for which the Landlord has been reimbursed (other than pursuant to Additional Rent provisions in tenant leases); expenses incurred in enforcing obligations of other tenants: and capital expenditures or capital leases (except for costs associated with capital expenditures or capital leases by Landlord which are for the purpose of reducing Operating Cost).

Section 4.4. Late Payment. If rent or any other payment due hereunder from
             ------------
Tenant to Landlord remains unpaid ten (10) days after said payment is due, the amount of such unpaid rent or other payment shall be increased by a late charge to be paid to Landlord by Tenant in an amount equal to five percent (5%) of the amount of the delinquent rent or other payment. The amount of the late charge to be paid for such month shall be computed on the aggregate amount of delinquent rent and other payment then outstanding for such month. Landlord and Tenant agree that such late charge shall not be deemed to be a penalty, it being understood between the parties that late payments by Tenant shall result in additional administrative expense to Landlord which is difficult and impractical to ascertain and that such late charge is a reasonable estimate of the loss and expense to be suffered by Landlord as a result of such late payment by Tenant.

If rent or any other sums due Landlord by Tenant hereunder shall not be paid within thirty (30) days of its due date, then in such case in addition to the late charge provided for hereinabove, such rent or other sum shall bear interest beginning on the thirty-first (31st) day after its due date at the rate of eighteen percent (18%) per annum (or, if less, the highest rate allowed by law).

If rent or any other sums due Landlord by Tenant hereunder is collected by or through an attorney at law Tenant agrees to pay Landlord's actual and reasonable attorneys' fees incurred with respect thereto not in excess of fifteen percent (15%), or if the laws of the State of North Carolina in effect at the time of such collection limit the amount so payable as attorneys' fees, then the maximum percentage not in excess of fifteen percent (15%) allowed by such laws, of the amount so collected.

Nothing herein shall relieve Tenant of the obligation to pay rent or any other payment on or before the date on which any such payment is due, nor in any way limit Landlord's remedies under this Lease or at law in the event said rent or other payment is unpaid after it is due. Amounts due hereunder shall be deemed to be additional rent and the failure to pay the same within five (5) days after written notice shall constitute a default of this Lease.

Section 4.5. Application of Payments Received from Tenant.  Landlord, acting in
             --------------------------------------------
its sole discretion, shall have the right to apply any payments made by Tenant to the satisfaction of any debt or obligation of Tenant to Landlord regardless of the instructions of Tenant as to application of any sum whether such instructions be endorsed upon Tenant's check or otherwise, unless otherwise agreed upon by both parties in writing. The acceptance by Landlord of a check or checks drawn by anyone other than Tenant shall in no way affect Tenant's liability hereunder nor shall it be deemed an approval of any assignment of this Lease by Tenant.

Section 4.6. Security Deposit. Tenant shall deposit with Landlord the amount
             ----------------
shown as the security deposit set forth in Article I, to be held as collateral security for the payment of any rentals and other sums of money for which Tenant shall become liable to Landlord, and for the faithful performance by Tenant of all covenants and conditions herein contained. If at any time during the Lease term any of the rent herein reserved shall be overdue and unpaid, or any other sum payable by Tenant to Landlord hereunder shall be overdue and unpaid, then Landlord may, at its option, appropriate and apply any portion of said deposit to the payment of any such overdue rent or other sum. In the event of the failure of Tenant to keep and perform any of the terms, covenants and conditions of this Lease to be kept and performed by Tenant, then Landlord, at its option, may appropriate and apply said entire deposit, or so much thereof as may be necessary, to compensate the Landlord for loss or damage sustained or suffered by Landlord due to such breach on the part of Tenant. Should the entire deposit, or any portion thereof, be appropriated and applied by Landlord for the payment of overdue rent or other sums due and payable to Landlord by Tenant hereunder, then Tenant shall, upon the written demand of Landlord, forthwith remit to Landlord a sufficient amount in cash to restore said security to the original sum deposited, and Tenant's failure to do so within ten (10) days after receipt of such demand shall constitute a breach of this Lease. Said deposit shall be returned to Tenant at the end of the term of this Lease or any extension thereof, provided Tenant shall have made all such payments and performed all such covenants and agreements.

Landlord's obligation with respect to the security deposit are those of a debtor and not a trustee. LANDLORD WILL MAINTAIN THE SECURITY DEPOSIT IN AN ACCOUNT AT A NATIONAL BANKING INSTITUTION LOCATED, IN CHARLOTTE, NORTH CAROLINA, SEPARATE AND APART FROM LANDLORD'S GENERAL FUNDS AND MAY, BUT IS NOT OBLIGATED TO, MAINTAIN SAID SECURITY DEPOSIT IN AN INTEREST BEARING ACCOUNT, AND ALL INTEREST ACCRUING THEREON SHALL BE THE PROPERTY OF LANDLORD.

                                   ARTICLE V

                      UTILITIES, SERVICES AND MAINTENANCE

Section 5.1. Landlord's Services and Maintenance. Landlord shall provide the
             -----------------------------------
following services: (1) provide for normal office use heating and air conditioning unit or units in good condition and repair in the Premises; (2) city water from the Building fixtures for drinking, lavatory and toilet purposes; (3) customary cleaning and janitorial services in the Premises Monday through Friday, excluding Federal holidays; (4) customary cleaning, mowing, grounds keeping, snow removal and trash removal in the area of the Building; (5) window washing in the Premises, inside and outside, at reasonable intervals; (6) adequate passenger elevator service in common with other tenants of the Building; (7) customary security services consistent with first-class office buildings in Charlotte, North Carolina comparable to the Building; (8) heating, air conditioning, customary cleaning and janitorial services, and electricity for the Common Areas in the Building; (9) replacement of lamps (both fluorescent and incandescent) only in the Building standard lighting fixtures as specified by Landlord for the Premises and Common Areas of the Building (any lamps for non Building standard lighting fixtures shall be Tenant's responsibility); and (10) keep the Building open to guests, invitees, employees and customers of Tenant Monday through Friday from 7:00 a.m. until 7:00 p.m. and on Saturday from 7:00 a.m. to 2:00 p.m., excluding federal holidays.

Landlord shall not be obligated to furnish any services or utilities, other than those stated above. If Landlord elects to furnish services or utilities requested by Tenant, in addition to those listed above or at times other than those stated above, Tenant shall pay to Landlord the prevailing charges for such services and utilities within thirty (30) days after billing. If Tenant fails to make any such payment, Landlord may, without notice to Tenant and in addition to Landlord's other remedies under this Lease, discontinue any or all of such additional or after-hours services. No such discontinuance of any service shall result in any liability of Landlord to Tenant or be considered an eviction or a disturbance of Tenant's use of the Premises.

Landlord shall have no liability or responsibility to Tenant for loss or damage should the furnishing of any of the utilities and services as herein provided be prohibited or stopped for repairs, alterations or improvements or by reason of causes beyond Landlord's control including, without limitation, accidents, strikes, storms, Acts of God, labor trouble or disturbances lockouts or orders or regulations of the federal, state or municipal government.

The cost of Landlord's performing any maintenance, repair or replacement caused by the negligence of Tenant, its employees, agents, servants, licensees, subtenants, contractors or invitees, or the failure of Tenant to perform its obligations under this Lease shall be paid by Tenant, except to the extent of insurance proceeds, if any, actually collected by Landlord with regard to the damage necessitating such repairs.

Section 5.2. Tenant's Services and Maintenance.  Tenant shall make arrangements
             ---------------------------------
directly with the public utility electric company serving the Building for all electric power or current required by Tenant in the Premises, including the provision of electric power for heat and air conditioning. and directly with the telephone company or companies for all telephone service required by Tenant. Tenant shall pay for all electric and telephone service used or consumed in the Premises, including the cost of installation of any separate meters.

Landlord shall not be responsible for the maintenance, repair or replacement of any systems which are located within the Premises and are supplemental or special to the Building's standard systems, whether installed pursuant to a work letter or otherwise, for any lamps, whether fluorescent or incandescent, for any special or non Building standard lighting fixtures, or for any floor or wall coverings in the Premises. Tenant shall be responsible for all services, maintenance and repairs not specifically delegated to Landlord hereunder which are required by tenant in its occupancy of the Premises and to keep the interior of the Premises in good condition and repair.

If heat generating machines or equipment are used in the Premises by Tenant which affect the temperature otherwise maintained by the Building heating and air conditioning system, Landlord shall have the right to install supplemental air conditioning units in the Premises and the cost of the units, and the cost of installation, operation and maintenance thereof, shall be paid by Tenant to Landlord within thirty (30) days of demand by Landlord.

Section 5.3. Extra Services. Whenever Landlord knows that any tenant (including
             --------------
Tenant) is using extra services because of either nonbusiness-hours use or high consumption, Landlord may directly charge that tenant for the extra use and exclude those charges from Operating Expenses. Extra services include:

(i) Non-Business Use. Landlord provided utilities and services required by Tenant during nonbusiness hours shall be supplied upon reasonable advance verbal notice. If more than one tenant directly benefits from these services then the cost shall be allocated proportionately between or among the benefiting tenants based upon the amount of time each tenant benefits and the square footage each leases.

(ii) Excess Utility Use. Tenant shall not place or operate in the Premises any electrically operated equipment or other machinery, other than typewriters, personal computers, adding machines, reproduction machines, and other machinery and equipment normally used in office, which will overload the Building's electrical system. If Tenant uses any Landlord provided service or utility in excess of that reasonably required for normal office use, Landlord may require payment for such extra use.

(iii) Payment. Tenant's charges for the utilities and services provided under
(i) and (ii) above shall be one hundred and ten percent (110%) of Landlord's actual cost of labor and utilities.

Tenant's failure to pay the charges in (i) and (ii) above within thirty (30) days of receiving a proper and correct invoice shall entitle Landlord to the same remedies it has upon Tenant's failure to pay Base Rent, Additional Rent, or any other charges due under this Lease.

                                  ARTICLE VI

                     ALTERATIONS, REPAIRS AND MAINTENANCE

Section 6.1. Alterations. Tenant agrees that it will make no alterations,
             -----------
additions or improvements to the Premises without the prior written consent of the Landlord and that all alterations, additions or improvements made by or for the Tenant, including, without limitation, any and all subdividing partitions, walls or railings of whatever type, material or height, excepting movable office furniture installed at the expense of Tenant, shall, when made, become the property of the Landlord and shall remain upon and be surrendered with the Premises as a part thereof at the end of the Lease term, except with regard to improvements made to the Premises after the initial upfitting of the Premises, if Landlord, at the time of giving its consent thereto, shall notify Tenant that it may be required to remove same at the end of the term, then in such case, upon Landlord's request, Tenant shall remove such improvements at the end of the term, and restore the Premises to the condition existing prior to the making of such improvements,, normal wear and tear excepted. Tenant shall not core drill or in any other manner attempt to penetrate or penetrate the floors of the Building without obtaining permission of Landlord.

In the event that Tenant constructs any improvements to the Premises, then those improvements must be constructed (a) using, at least, finishes which are standard to the Building and according to plans and specifications and using only contractors and subcontractors approved by Landlord in advance, and (b) in compliance with all applicable laws, ordinances, rules, building codes, and regulations of Federal, State, municipal and county authorities, including without limitation, the procurement of a building permit, and (c) in a diligent, good and workmanlike manner. Tenant, or Tenant's contractor, shall obtain a Builders' Risk Insurance Policy in such amount as is reasonably requested by Landlord, naming Landlord and Building Manager as an additional insured and providing that it will not be canceled without giving Landlord at least 15 days prior written notice thereof. Any mechanical or electrical work and any penetration of floors must be performed by Landlord's contractors and subcontractors. Upon completion of any such construction by Tenant, Tenant must furnish Landlord with a complete set of as-built plans and specifications for the same. Tenant will not permit and will indemnify Landlord and hold it harmless from any mechanic's or materialmen's liens against the Premises, in connection with any such improvements.

Section 6.2. Right of Entry. The Tenant agrees that Landlord shall have the
             --------------
right to enter and to grant licenses to enter the Premises at any time upon reasonable prior notice to Tenant, with exception to emergency situations, (a) to examine the Premises, (b) to make alterations and repairs to the Premises or to the Building (including the right, during the progress of such alterations or repairs, to keep and store within the Premises all necessary materials, tools and equipment) or (c) to exhibit the Premises to prospective purchasers or tenants and that no such entry shall render the Landlord liable to any claim or cause of action for loss of or damage to property of the Tenant by reason thereof, nor in any manner affect the obligations and covenants of this Lease.

Section 6.3. Tenant's Care of Premises. Tenant shall:
             -------------------------

(i) keep the Premises and fixtures in good order, including without limitation, maintenance and repair, including replacement if necessary, of all doors (exterior and interior), all interior plate glass and window glass, and all wall and floor coverings, effecting all such maintenance and repairs at its own expense and employing materials and labor of a kind and quality equal to the original installations;

(ii) make repairs and replacements to the Premises or Building needed because of Tenant's misuse or primary negligence, or as provided in any other provision of this Lease including without limitation, Article VIII, Section 8.5, except to that extent that the repairs or replacements are covered by Landlord's insurance or the insurance Landlord is required to carry under Article VIII, Section 8.1, whichever is greater;

(iii) repair and replace special equipment or decorative treatments above Building Standard installed by or at Tenant's request and that serve the Premises only, or any trade fixtures of Tenant, except to the extent the repairs or replacements are needed because of Landlord's misuse or primary negligence, and are not covered by Tenant's insurance or the insurance Tenant is required to carry under Article VIII, Section 8.2, whichever is greater.

(iv) if Tenant fails to replace or repair equipment or other installations in or about the Premises as above provided, then immediately after advising Tenant in writing as to the necessity therefor, Landlord may accomplish the required work and add the cost thereof to the next due Monthly Base Rent, but Tenant shall not be liable to Landlord for any failure to fulfill the obligations of this Section until such time as the Tenant shall be notified, as aforesaid, in writing of the requirements therefor.

Section 6.4. Landlord's Repairs. Landlord shall make the repairs and
             ------------------
replacements to maintain the Building in a condition comparable to other first class office buildings in the Charlotte, North Carolina area. This maintenance shall include the roof, foundation, exterior walls, interior structural walls, all structural components, and all systems, such as mechanical, electrical, HVAC, and plumbing,

Section 6.5. Time for Repair. Repairs or replacements required under Section 6.3
             ---------------
or 6.4 shall be made within a reasonable time (depending on the nature of the repair or replacement needed) after receiving notice or having actual knowledge of the need for a repair or replacement.

Section 6.6. Surrendering the Premises. Upon the Termination Date or the date
             -------------------------
the last extension term, if any, ends, whichever is later, Tenant shall surrender the Premises to Landlord in the same broom clean condition that the Premises were in on the Commencement Date except for:

(i) ordinary wear and tear:

(ii) damage by the elements, fire, and other casualty unless Tenant would be required to repair under Section 6.3;

(iii) condemnation;

(iv) damage arising from any cause not required to be repaired or replaced by Tenant; and

(v) alterations as permitted by this Lease unless Landlord notifies Tenant to remove the same.

On surrender Tenant shall remove from the Premises its personal property, trade fixtures, and any alterations required to be removed under Section 6.1 and repair any damage to the Premises caused by the removal. Any items not removed by Tenant as required above shall be considered abandoned. Landlord may dispose of abandoned items as Landlord chooses and bill Tenant for the cost of their disposal, minus any revenues received by Landlord for their disposal.

                                  ARTICLE VII

                               USE AND COVENANTS

Section 7.1. Use and Occupancy. Tenant agrees that the Premises will be used
             -----------------
only for general office purposes, that no unlawful use of the Premises will be made, that no sign, name, legend, notice or advertisement of any kind will be fixed, printed, painted or displayed on any part of the Building without the prior written approval of Landlord, except that the name and suite number of the Tenant may be displayed in a manner prescribed by Landlord.

Section 7.2. Parking. Tenant agrees for itself, its employees, agents and
             -------
invitees to comply with the parking rules contained in the Parking Rules and Regulations attached hereto as Exhibit E together with all reasonable modifications and additions thereto which Landlord may from time to time make. Tenant shall use parking spaces only in a manner which is compatible with the day-to-day general use of the Building by its employees, visitors, customers, invitees, guests and other tenants in the Building. Tenant agrees that Landlord shall have the right to tow vehicles of Tenant and its employees, agents, guests and visitors that are parked in such a way as to be in violation of the Parking Rules and Regulations.

Landlord reserves the right from time to time without notice to Tenant to (a) change the location or configuration of the Parking Areas, or any portion thereof; (b) change the number of parking spaces located within the Parking Areas, or any portion thereof, (c) install systems to control and monitor parking in the Parking Areas, or any portions thereof, including without limitation, a parking gate and identification card system; (d) utilize parking guards or attendants to supervise and control parking within the Parking Areas and to enforce the parking rules; (e) have full access to the Parking Areas (including the right to close or alter the means of access to the Parking Areas, or portions thereof) to make repairs and alterations thereto, to prevent a taking by adverse possession or prescription or to comply with applicable legal and governmental requirements; (f) modify the parking rules; (g) tow motor vehicles parked in violation of the parking rules; and (h) enforce the parking rules by appropriate legal action.

Section 7.3. Building Rules and Regulations. The Tenant has read the rules and
             ------------------------------
regulations attached hereto as Exhibit F and made a part hereof and hereby agrees to abide by and conform to the same and to such further reasonable rules and regulations as the Landlord may from time to time make or adopt for the care, protection and benefit of the Building or the general comfort and welfare of its occupants. The Tenant further agrees that the Landlord shall have the right to waive any and all of such rules in the case of any one or more tenants without affecting the Tenant's obligations under this Lease and that the Landlord shall not be responsible to the Tenant for the nonconformance by any other tenant to any rules or regulations.

Section 7.4. Hazardous Substances. Tenant shall not cause or permit any
             --------------------
Hazardous Substance to be used, stored, generated or disposed of on or in the Premises by Tenant, Tenant's agents, employees, contractors or invitees, without first obtaining Landlord's written consent. If Hazardous Substances are used, stored, generated or disposed of on or in the Premises whether with or without Landlord's consent or if the Premises become contaminated in any manner for which Tenant is legally liable, Tenant shall indemnify and hold harmless the Landlord from any and all claims, damages, fines, judgments, penalties, costs, liabilities or losses (including, without limitation, a decrease in value of the Premises, Building, or Property damages due to loss or restriction of rentable or usable space, or any damages due to adverse impact on marketing of the space, and any and all sums paid for settlement of claims, attorney's fees, consultant and expert fees) arising during or after the Lease Term and arising as a result of such use, storage, generating or disposal of contamination by Tenant. This indemnification includes, without limitation, any and all costs incurred due to any investigation of the site or any cleanup, removal or restoration mandated by a federal, state or local agency or political subdivision. Without limitation of the foregoing, if Tenant causes or permits the presence of any Hazardous Substance on the Premises and such results in contamination, Tenant shall promptly, at its sole expense, take any and all necessary actions to return the Premises to the condition existing prior to the presence of any such Hazardous Substance on Premises. Tenant shall first obtain Landlord's approval for any such remedial action.

As used herein, `Hazardous Substance" means any substance which is toxic, ignitable, reactive, or corrosive and which is regulated by any local government, the State of North Carolina, or the United States government. "Hazardous Substance" includes any and all material or substances which are defined as "hazardous waste", "extremely hazardous waste" or a "hazardous substance" pursuant to state, federal or local governmental law. "Hazardous Substance" includes but is not restricted to asbestos, polychlorobiphenyls ("PCB's") and petroleum.

                                 ARTICLE VIII

                            INSURANCE AND INDEMNITY


Section 8.1. Landlord's Insurance.  Landlord shall keep the Building insured
             --------------------
against damage and destruction by fire, earthquake, vandalism, and other perils in the amount of at least 80% of the replacement value of the Building, as the value may exist from time to time. In addition, Landlord shall maintain a policy of comprehensive general public liability insurance with respect to the Common Areas, covering bodily injury, death and property damage, with a contractual liability endorsement, in the amount of at least ($1,000,000.00) per occurrence and with an aggregate limit of at least One Million Dollars ($1,000.000.00). Landlord's responsibility to insure its Building shall not obligate Landlord's to insure fixtures or other property of Tenant.

Section 8.2. Tenant's Insurance.  Tenant shall keep in force, during the full
             ------------------
term of this Lease or any renewal or extension thereof, workmen's compensation insurance and comprehensive general public liability insurance issued by a nationally recognized insurance company, with such limits as may be reasonably requested by Landlord from time to time, but with minimum limits not less than $1,000,000.00 in the aggregate on account of bodily injury, including death, or property damage, or both, in any one occurrence. Said policy shall name Landlord and Building Manager as an additional insured and provide that it shall not be canceled for any reason unless and until Landlord is given thirty (30) days' notice in writing by the insurance company. The insurance policy or other evidence of coverage satisfactory to Landlord shall be deposited with Landlord upon occupancy of Premises by Tenant.

Section 8.3. Insurance Criteria.  Insurance policies required by this Lease
             ------------------
shall:

(i) be issued by insurance companies licensed to do business in the state of North Carolina with general policyholder's ratings of at least A and the financial rating of at least XI in the most current Best's Insurance Reports
                                                    ------------------------
available on the Commencement Date. If the Best's ratings are changed or discontinued, the parties shall agree to an equivalent method of rating insurance companies. If the parties cannot agree they shall submit the dispute to arbitration.

(ii) be primary policies - not as contributing with, or in excess of, the coverage that the other party may carry;

(iii) be permitted to be carried through a "blanket policy" or "umbrella" coverage;

(iv) have deductibles not greater than $1,000.00; and

(v) be maintained during the entire Term and any extension Terms.

Section 8.4. Increase in Insurance Premium. If, because of anything done,
             ------------------------------
caused to be done, permitted or omitted by the Tenant, the premium rate for any kind of insurance affecting the Building shall be raised, the Tenant agrees that the amount of the increase in premium which the Landlord shall thereby be obligated to pay for such insurance shall be paid by the Tenant to the Landlord, on demand, and that if the Landlord shall demand that the Tenant remedy the condition which caused the increase in the insurance premium rate, the Tenant will remedy such condition within thirty (30) days after such demand. The Tenant agrees that it shall not do or cause to be done or permit on the Premises, anything deemed more hazardous than use as a normal business office.

Section 8.5. Tenant's Indemnity. The Tenant agrees to indemnify and save
             ------------------
harmless the Landlord and the agents, servants and employees of the Landlord against and from any and all claims by or on behalf of any person, firm or corporation arising by reason of injury to any person, including death, or property occurring in or about the Premises, the Building or the property, occasioned in whole or in part by any act or omission on the part of the Tenant or any employee (whether or not acting within the scope of employment), agent, visitor, licensee, invitee, contractor, subcontractor, assignee or tenant of the Tenant, or by reason or nonperformance of any covenant in this Lease on the part of the Tenant and also for any matter or thing growing out of the occupancy or use of the Premises by the Tenant or anyone holding or claiming to hold through or under the Tenant. Tenant agrees to pay for all damage to the Building or Property as well as all damage to tenants or occupants thereof, caused by Tenant's misuse or neglect of said Premises, its apparatus or appurtenances. Landlord shall not be liable to Tenant for any damage by or from any act of negligence or willful misconduct of any co-tenant or other occupant of the Building or by any owner or occupant of adjoining or contiguous property.

Section 8.6.  Landlord's Indemnity.  The Landlord agrees to indemnify and save
              --------------------
harmless the Tenant and the agents, servants and employees of the Tenant from any and all claims for personal injury, death or property damage, for incidents occurring in or about the Premises, Building or Property and caused by the negligence or willful misconduct of Landlord, its agents or employees (whether or not acting within the scope of employment).

Section 8.7.  Tenant's Personal Property.  Tenant shall keep its personal
              --------------------------
property and trade fixtures in the Premises and Building insured with "all risks" insurance in an amount to cover one hundred percent (100%) of the replacement cost of the said property and fixtures. Tenant shall also keep any non-Building standard improvements made to the Premises at Tenant's request insured to the same degree as Tenant's personal property. Tenant agrees that all personal property in the Premises shall be and remain at Tenant's sole risk, and Landlord shall not be liable for any damage to, or loss of such personal property arising from any acts of negligence of any persons or from fire or from the leaking of the roof or from the bursting, leaking, or overflowing of water, sewer, sprinkler or steam pipes or from any other cause whatsoever; Tenant expressly agrees to indemnify and save Landlord harmless in all such cases.

Section 8.8.  Waiver of Subrogation.  Each party waives claims arising in any
              ---------------------
manner in its (Injured Party's) favor and against the other party for loss or damage to Injured Party's property located within or constituting a part or all of the Building. This waiver applies to the extent the loss or damage is covered by:

(i) the Injured Party's insurance; or

(ii) the insurance the Injured Party is required to carry under Article VIII, whichever is greater. The waiver also applies to each party's directors, officers, employees, shareholders, and agents. The waiver does not apply to claims caused by a party's willful misconduct.

If despite a party's best efforts it cannot find an insurance company meeting the criteria in Section 8.3 that will give the waiver at reasonable commercial rates, then it shall give notice to the other party within thirty (30) days after the Lease's Commencement Date, The other party shall then have thirty (30) days to find an insurance company that will issue the waiver at reasonable commercial rates. If the other party also cannot find such an insurance company, then both parties shall be released from their obligation to obtain the waiver.

If an insurance company is found but it will give the waiver only at rates greater than reasonable commercial rates, then the parties can agree to pay for the waiver under any agreement they can negotiate. If the parties cannot in good faith negotiate an agreement, then both parties shall be released from their obligation to obtain the waiver.

                                  ARTICLE IX

                              DAMAGES TO PREMISES

Section 9.1.  Definition.  "Relevant Space" means:
              ----------
(i) the Premises as defined in Article II, excluding Tenant's non-Building-Standard fixtures;

(ii) access to the Premises; and

(iii) any part of the Building that provides essential services to the Premises.

Section 9.2. Repair of Damage. If the Relevant Space is damaged in part or whole
             ----------------
from any cause and the Relevant Space can be substantially repaired and restored within one hundred and eighty (180) days from the date of the damage using standard working methods and procedures, Landlord shall at its expense promptly and diligently repair and restore the Relevant Space to substantially the same condition as existed before the damage. This repair and restoration shall be made within one hundred and eighty (180) days from the date of the damage unless the delay is due to causes beyond Landlord's reasonable control.

If the Relevant Space cannot be repaired and restored within the one hundred and eighty (180) day period, then either party may, within ten (10) days after determining that the repairs and restoration cannot be made within one hundred and eighty (180) days, cancel the Lease by giving notice to the other party. Nevertheless, if the Relevant Space is not repaired and restored within one hundred and eighty (180) days from the date of the damage, then Tenant may cancel the Lease at any time after the one hundred and eightieth (180th) day and before the two hundred and tenth (210th) day following the date of damage. Tenant shall not be able to cancel this Lease if its willful misconduct caused the damage unless Landlord is not promptly and diligently repairing and restoring the Relevant Space.

Section 9.3.  Abatement.  Unless the damage is caused by Tenant's willful
              ---------
misconduct, the Base Rent and Additional Rent shall abate in proportion to that part of the Premises that is unfit for use in Tenant's business. The abatement shall consider the nature and extent of interference to Tenant's ability to conduct business in the Premises and the need for access and essential services. The abatement shall continue from the date the damage occurred until ten (10) business days after Landlord completes the repairs and restoration to the Relevant Space or the part rendered unusable and notice to Tenant that the repairs and restoration are completed, or until Tenant again uses the Premises or the part rendered unusable, whichever is first. In the event of a full abatement of rent as aforesaid, the term of this Lease shall be extended automatically for a period equal to the period of such abatement.

Section 9.4. Tenant's Property.  Notwithstanding any thing else in Section 9.1,
             -----------------
Landlord is not obligated to repair or restore damage to Tenant's trade fixtures, furniture, equipment, or other personal property, or any Tenant improvements.

Section 9.5. Damage to Building. If:
             ------------------

(i) more than forty percent (40%) of the Building is damaged and the Landlord decides not to repair and restore the Building;

(ii) any mortgagee of the Building shall not allow adequate insurance proceeds for repair and restoration;

(iii) the damage is not covered by Landlord's insurance required by Article VIII, Section 8.1; or

(iv) the Lease is in the last twelve (12) months of its term;

then Landlord may cancel this Lease. To cancel, Landlord must give notice to Tenant within thirty (30) days after the Landlord knows of the damage. The notice must specify the cancellation date, which shall be at least thirty (30) but not more than sixty (60) days after the date notice is given.

Section 9.6. Cancellation. If either party cancels this Lease as permitted by
             ------------
this Article, then this Lease shall end on the day specified in the cancellation notice, The Base Rent, Additional Rent, and other charges shall be payable up to the cancellation date and shall account for any abatement. Landlord shall promptly refund to Tenant any prepaid, unaccrued Rent and Additional Rent, accounting for any abatement, plus security deposit, if any, less any sum then owing by Tenant to Landlord.

                                   ARTICLE X

                                EMINENT DOMAIN

Section 10.1. Eminent Domain. If more than twenty percent (20%) of the floor
              --------------
area of the Premises is taken for any public or quasi-public use under any governmental law, ordinance or regulation or by right of eminent domain or by private purchase in lieu thereof, then either party hereto shall have the right to terminate this Lease effective on the date physical possession is taken by the condemning authority or private purchaser.

If less than twenty percent (20%) of the floor area of the Premises is taken for any public or quasi-public use in said manner, this Lease shall not terminate. However, in the event any portion of the Premises is taken and the Lease not terminated, the rental specified herein shall be reduced during the unexpired term of this Lease in proportion to the area of the Premises so taken and the reduction shall be effective on the date physical possession is taken by the condemning authority or private purchaser.

Any election to terminate this Lease following condemnation shall be evidenced only by written notice of termination delivered to the other party not later than fifteen (15) days after the date on which physical possession is taken by the condemning authority or private purchaser and shall be deemed effective as of the date of said taking. If, however, the Lease is not terminated following a partial condemnation, Landlord shall promptly make all necessary repairs or alterations to the Building and Premises which are required to make the Building usable by Tenant subsequent to such taking.

All compensation awarded for any taking (or the proceeds of private sale in lieu thereof) whether for the whole or a part of the Premises, shall be the property of the Landlord whether such award is compensation for damages to Landlord's or Tenant's interest, provided Landlord shall have no interest in any award made to Tenant for loss of business or for the taking of Tenant's fixtures and other property within the Premises if a separate award for such items is made to Tenant.

                                   ARTICLE XI

                              DEFAULT AND WAIVER

Section 11.1. Tenant's Default. Each of the following constitutes a default:
              ----------------
(i) Tenant's failure to pay Base Rent, Additional Rent or any other sum due hereunder within five (5) days after Tenant receives notice from Landlord of Tenant's failure to pay Base Rent, Additional Rent, or such other sum;

(ii) Tenant's failure to pay Base Rent or Additional Rent by the due date, at any time during a calendar year in which Tenant has already received two notices of its failure to pay Base Rent or Additional Rent by the due date;

(iii) Tenant's failure to perform or observe any other Tenant obligation after a period of thirty (30) days or the additional time, if any, that is reasonably necessary to promptly and diligently cure the failure, after it receives notice from Landlord setting forth in reasonable detail the nature and extent of the failure and identifying the applicable Lease provision;

(iv) Tenant's abandoning or vacating the Premises if Tenant fails to timely pay the Base Rent, Additional Rent, and other charges due under the Lease by the due date.

(v) Tenant's failure to vacate or stay any of the following within thirty (30) days after they occur:

    A. a petition in bankruptcy is filed by or against Tenant;

    B. Tenant is adjudicated as bankrupt or insolvent;

    C. a receiver, trustee, or liquidator is appointed for all or a substantial part of Tenant's property; or

    D. Tenant makes an assignment for the benefit of creditors.

Section 11.2. Landlord's Remedies.
              -------------------

(i) Landlord, in addition to the remedies given in this Lease or under the law, may do one or more of the following if Tenant commits a Default under Section 11.1:

    A. end this Lease, and Tenant shall then surrender the Premises to Landlord;

    B. enter and take possession of the Premises either with or without process of law and remove Tenant, with or without having ended the Lease; and

    C. alter locks and other security devices at the Premises.

Tenant waives claims for damages by reason of Landlord's reentry, repossession, or alteration of locks or other security devices and for damages by reason of any legal process.

(ii) Landlord's exercise of any of its remedies or its receipt of Tenant's keys shall not be considered an acceptance of surrender or a surrender of the Premises by Tenant. A surrender must be agreed to in writing by Landlord.

(iii) If Landlord ends this Lease or ends Tenant's right to possess the Premises because of a default, Landlord may hold Tenant liable for Base Rent, Additional Rent, and other indebtedness accrued to the date the Lease ends. Tenant shall also be liable for the Base Rent, Additional Rent and other indebtedness that otherwise would have been payable by Tenant during the remainder of the term had there been no default, reduced by any sums Landlord receives by reletting the Premises during the term. If Landlord is able to relet the Premises during any part of the remainder of the term, at a rental in excess of that provided for under this Lease, Tenant shall not be entitled to any such excess rental and Tenant waives any claim thereto.

(iv) Tenant shall also be liable for that part of the following sums paid by Landlord and attributable to that part of the term ended due to Tenant's default:

     A. reasonable broker's fees incurred by Landlord for reletting part or all of the Premises prorated for the part of the reletting term ending concurrently with the then current term of this Lease;

     B. the cost of removing and storing Tenant's property;

     C. the cost of minor repairs, alterations, and remodeling necessary to put the Premises in a condition reasonably acceptable to a new Tenant: and

     D. other necessary and reasonable expenses incurred by Landlord in enforcing its remedies.

(v) Landlord may sue and take any other action provided by law to collect the amounts due hereunder at any time and from time to time without waiving its rights to sue for and collect further amounts due from Tenant hereunder.

Section 11.3. Waiver. The waiver by Landlord of any breach of any covenant or
              ------
agreement herein contained shall not be deemed to be waiver of such covenant or agreement or any subsequent breach of the same or any other covenant or agreement herein contained. The subsequent acceptance of rent hereunder by Landlord shall not be deemed to be a waiver of any breach by Tenant of any covenant or agreement of this Lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such breach at the time of acceptance of such rent.

Section 11.4. Landlord's Default. Landlord's failure to perform or observe any
              ------------------
of its Lease obligations after a period of thirty (30) days or the additional time, if any, that is reasonably necessary to promptly and diligently cure the failure after receiving notice from Tenant, is a default. The notice shall be in writing and give in reasonable detail the nature and extent of the failure and identify the Lease provisions(s) containing the obligations(s). If Landlord commits a default, Tenant may pursue any remedies given to Tenant under the laws of the State of North Carolina.

Section 11.5. Exception to Cure Periods. The cure periods provided for in
              -------------------------
Article XI, Section 11.1 shall not apply to:

(i) emergencies; and

(ii) failure to maintain the insurance required by Article VIII.

Section 11.6. Survival. The remedies provided in this Article XI and the
              --------
indemnities provided in Article VIII, Sections 8.5 and 8.6 shall survive the ending of this Lease. Any other provision of this Lease which by its nature would require the survival of the ending of this Lease, shall also survive the ending of this Lease.

                                  ARTICLE XII

                           ASSIGNMENT AND SUBLETTING

Section 12.1. Consent Required. Tenant shall not transfer, mortgage, grant a
              ----------------
security interest in, encumber, or assign this Lease, or any interest therein, or sublease all or part of the Premises, without Landlord's advance written consent, which in the case of an assignment or sublease, shall not be unreasonably withheld or delayed. However, Landlord may withhold its consent to the granting of a security interest in, or mortgaging of Tenant's leasehold estate, or any interest therein, in Landlord's sole discretion. Assignments requiring Landlord's consent shall include, and be deemed to mean, without limitation, assignments by operation of law, an imposition (whether or not consensual) of a lien, mortgage, or encumbrance upon Tenant's interest in this Lease (the consent to which Landlord may withhold in its sole discretion as provided above), an arrangement (including, without limitation, management agreements, concessions and licenses) that allow the use and occupancy of all or part of the Premises by anyone other than Tenant, a transfer of voting control of Tenant (if Tenant is a corporation) and a transfer of more than fifty percent (50%) of the interest in the capital of Tenant if Tenant is a partnership or limited liability company.

Section 12.2. Reasonableness. The Landlord's consent, with regard to subleases
              --------------
and assignments, shall not be considered unreasonably withheld if: (i) the proposed subtenant's or assignee's financial responsibility does not meet the same criteria Landlord uses to select comparable Building tenants; (ii) the proposed subtenant's or assignee's business is not suitable for the Building considering the business of the other tenants and the Building's prestige; (iii) the proposed use is inconsistent with the use permitted by Article VII, Section 7.1; or (iv) the proposed use violates an exclusive use granted to a prior tenant.

Section 12.3. Procedure. With regard to a proposed sublease or assignment,
              ---------
Tenant shall provide Landlord in writing: (i) the name and address of the proposed subtenant or assignee; (ii) the nature of the proposed subtenant's or assignee's business it will operate in the Premises; (iii) the terms of the proposed sublease or assignment; and (iv) reasonable financial information so that Landlord can evaluate the proposed subtenant or assignee under this paragraph. Landlord shall, with regard to a sublease or assignment only, within thirty (30) days after receiving the information required under this Article, give notice to Tenant to permit or deny the proposed sublease or assignment. If Landlord does not give notice within the thirty (30) day period, then Tenant may sublease part or all of the Premises, or assign the Lease, upon the terms Tenant gave in the information under this Article, subject to the conditions of Section 12.4.

Section 12.4. Conditions. Subleases and Assignments by Tenant are also subject
              ----------
to: (i) The terms of this Lease (ii) the Term shall not extend beyond the Term;
(iii) Tenant is not released and shall remain liable for all Lease obligations;
(iv) Consent to one sublease or assignment does not waive the consent requirement for future assignments or subleases; and (v) Fifty (50%) percent of the consideration (Excess Consideration) received by Tenant from an assignment or sublease that exceeds the amount Tenant must pay Landlord, which amount is to be prorated where a part of the Premises is subleased or assigned, shall also be paid to Landlord. Excess Consideration shall exclude reasonable leasing commissions paid by Tenant, payments attributable to the amortization of the cost of Tenant improvements made to the Premises at Tenant's cost for the assignee or sublessee, and other reasonable, out-of-pocket costs paid by Tenant in connection thereunder. Tenant shall pay this Excess Consideration to Landlord within ten (10) days of receipt of same. Each payment shall be sent with a detailed statement showing:

  A.  The total consideration paid by the subtenant or assignee and
  B.  Any exclusions from the consideration permitted by this paragraph.

Landlord shall have the right to audit Tenant's books and records to verify the accuracy of the detailed statement.

Section 12.5.  Leasehold Mortgage or Security Interest.  If Landlord consents to
               ---------------------------------------
Tenant's granting a security interest in, or mortgaging, Tenant's leasehold estate, which consent Landlord may withhold in its sole discretion, Tenant shall indemnify Landlord and hold Landlord harmless from any loss, cost or expense, including reasonable attorney's fees, incurred by Landlord with respect thereto, as a result of such security interest or mortgage. If Landlord consents to any such security interest or mortgage, it shall not be considered a waiver of the requirement to obtain Landlord's consent with regard to any future security interest or mortgage, of the Tenant's leasehold estate.

Section 12.6.  Remedy. If Tenant believes that Landlord has unreasonably
               ------
withheld its consent under this Article, Tenant's sole remedy will be to seek a declaratory judgment that Landlord has unreasonably withheld its consent or an order of specific performance or mandatory injunction of Landlord's agreement to give its consent. Tenant shall not have any right to recover damages or to terminate this Lease.

                                  ARTICLE XIII

                                 SUBORDINATION

Section 13.1. Subordination. Tenant shall, upon request by Landlord, subject and subordinate all or any of its rights under this Lease to any and all mortgages and deeds of trust now existing or hereafter placed on the Building; provided, however, that Tenant will not be disturbed in the use or enjoyment of the Premises so long as it is not in default hereunder, Tenant agrees that this Lease shall remain in full force and effect notwithstanding any default or foreclosure under any such mortgage or deed of trust and that it will attorn to the mortgagee, trustee or beneficiary of such mortgage or deed of trust, and the successor or assign of any of them, and to the purchaser or assignee under any foreclosure. Tenant will, upon request by Landlord, execute and deliver to Landlord, or to any other person designated by Landlord, any instrument or instruments, including but not limited to such subordination, attornment and nondisturbance agreements as may be required by the beneficiary in any first deed of trust on the Property required to give effect to the provisions of this paragraph and shall execute and deliver to Landlord such amendments to this Lease as may be required by a proposed beneficiary in a first deed of trust on the Property; provided, however, that such amendments do not materially increase the obligations and duties of Tenant hereunder.

                                  ARTICLE XIV

                               GENERAL PROVISIONS

Section 14.1. Transfer of Landlord's Interest. The term "Landlord" as used in
              -------------------------------
this Lease means only the owner or the mortgagee in possession for the time being of the Building or Property or the owner of the lease of the Building or Property so that in the event of any sale of said Building or Property of said lease, or in the event of a lease of said Building, Landlord shall be and hereby is entirely freed and relieved of all covenants and obligations of Landlord hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest or between the parties and the purchaser at any such sale or lease of the Building or Property, that the purchaser or the lessee of the Building or Property has assumed and agreed to carry out any and all covenants and obligations of Landlord hereunder.

Notwithstanding anything to the contrary contained in this Lease, it is specifically understood and agreed that the liability of the Landlord hereunder shall be limited to the equity of the Landlord in the Property in the event of a breach or the failure of Landlord to perform any of the terms, covenants, conditions and agreements of this Lease to be performed by Landlord. In furtherance of the foregoing, the Tenant hereby agrees that any judgment it may obtain against Landlord or Landlord's general partners as a result of the breach of this Lease as aforesaid shall be enforceable solely against the Landlord's interest in the Property.

Any security given by Tenant to Landlord to secure performance of Tenant's obligations hereunder may be assigned and transferred by Landlord to the successor in interest to Landlord; and, upon acknowledgment by such successor of receipt of such security and its express assumption of the obligation to account to Tenant for such security in accordance with the terms of this Lease, Landlord shall thereby be discharged of any further obligation relating thereto.

Landlord's assignment, sale or transfer of the Lease or of any or all of its rights herein shall in no manner affect Tenant's obligations hereunder. Tenant shall thereafter attorn and look to such assignee, as Landlord, provided Tenant first has written notice of such assignment of Landlord's interest.

Section 114.2. Landlord Not Partner. It is expressly understood and agreed that
               --------------------
the Landlord is not a partner, joint venturer or associate of Tenant in the conduct of Tenant's business, that the provisions of this Lease with respect to the payment by Tenant of rent are not sharing of profits and that the relationship between the parties hereby is and shall remain at all times that of landlord and tenant.

No provision of this Lease shall be construed to impose upon the parties hereto any obligation or restriction not expressly set forth herein.

Section 14.3. Recording. The recording of this Lease is prohibited except as
              ---------
allowed in this section. However, at the request of either party, the parties shall promptly execute and record, at the cost of the requesting party, a short form memorandum describing the Premises and stating the term of this Lease, its Commencement and Termination Dates, and any other information the parties agree to include.

Section 14.4. Additional Instruments.  The parties agree to execute and deliver
              ----------------------
any instruments in writing necessary to carry out any agreement, terms, condition or assurance in this Lease whenever occasion shall arise and reasonable request for such instrument shall be made.

Section 14.5. Lease Not An Offer. Landlord has given this Lease to Tenant for
              ------------------
review. It is not an offer to lease. This Lease shall not be binding unless signed by both parties.

Section 14.6. Pronouns. All pronouns and any variations thereof shall be deemed
              --------
to refer to the masculine, feminine, neuter, singular or plural, as the identity of the person(s), firm(s), or corporation(s) may require.

Section 14.7. Counterparts. This Lease may be executed in counterparts, all of
              ------------
which taken together, shall be deemed one original.

Section 14.8. Amendment and Modification. This Lease embodies the full agreement
              --------------------------
of the parties and supersedes any and all prior understandings or commitments concerning the subject matter of this Lease. Any modification or amendment must be in writing and signed by both parties.

Section 14.9. Binding Effect. This Lease shall be binding upon and inure to the
              --------------
benefit of the parties hereto, their assigns, administrators, successors, estates, heirs and legatees respectively, except as herein provided to the contrary.

Section 14.10. Controlling Law. This Lease and the rights of the Landlord and
               ---------------
Tenant hereunder shall be construed and enforced in accordance with the law of the State of North Carolina.

Section 14.11. Partial Invalidity. In the event that any part or provision of
               ------------------
this Lease shall be determined to be invalid or unenforceable, the remaining parts and provisions of said Lease which can be separated from the invalid, unenforceable provision shall continue in full force and effect.

 Section 14.12. Captions. The section titles, numbers and captions contained in
                --------
 this Lease are inserted only as a matter of convenience and for reference, and in no way define, limit, extend, modify, or describe the scope or intent of this Lease nor any provision herein.

 Section 14.13. Relocation. In the event a Tenant occupies office space
                ----------
 amounting to less than fifty percent (50%) of the total area of a floor, the Landlord shall have the right to relocate the Tenant to another reasonably comparable location within the Building of substantially similar size, upfit and layout. Landlord will pay all actual costs of the relocation, such as the cost of replacing reasonable amounts of stationery and envelopes and the reasonable cost of moving furniture and connecting office equipment. Such a relocation is to be preceded by the Landlord's giving the Tenant thirty (30) days written notice of such a move.

 Section 14.14. Time of Essence. Time is of the essence in the performance of
                ---------------
 the provisions of this Lease.

 Section 14.15. Warranties. Tenant warrants that it has had no dealing with any
                ----------
 broker or agent in connection with the negotiation or execution of this Lease other than The Harris Group of the Carolinas, Inc. and Tenant agrees to indemnify and hold Landlord harmless from and against any claims by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this leasing transaction.

 Section 14.16. Authority of Parties. Each party warrants that it is authorized
                --------------------
 to enter into this Lease, that the person signing on its behalf is duly authorized to execute the Lease, and that no other signatures are necessary.

 Section 14.17. Consent Not Unreasonably Withheld. When either party hereto is
                ---------------------------------
 required to give its consent to the other party prior to doing or refraining from doing some act hereunder, it is agreed that the party whose consent is required shall not unreasonably withhold or delay such consent, unless it is specifically stated that the party whose consent is required may withhold such consent in its sole discretion, or words of similar import.

 Section 14.18. Estoppel Certificates.  Tenant shall execute, acknowledge and
                ---------------------
 deliver to Landlord, from time to time during the term of this Lease within ten
 (10) days after Landlord provides Tenant with written notice to do so, an estoppel certificate certifying in writing that the Lease is in full force and effect, unmodified, or modified solely as set forth in such estoppel certificate including confirmation of the Commencement Date and the Initial Termination Date, the date or dates to which rent has been paid and that Landlord has, as of the date of such estoppel certificate, fully and completely performed and complied with each of these terms and conditions of this Lease, without exception or except as only set forth in such estoppel certificate. Any such estoppel certificate may be conclusively relied upon by any prospective purchaser or encumbrancer of the Building or Property. The failure of Tenant to so deliver such estoppel certificate in such period of time shall mean that the Lease is in full force and effect, without modification, that rent has not been prepaid under the Lease except as expressly required in the Lease and that Landlord has, as of the date on which Tenant failed to deliver such estoppel certificate, fully and completely performed and complied with each of these terms and conditions, without exception.

 Section 14.19. Rights Reserved by Landlord. Notwithstanding any other provision
                ---------------------------
 of this Lease, Landlord shall at all times have the right to (a) grant to any tenant an exclusive use to conduct a particular type of business in the Building, (b) change the name or address of the Building, (c) to install and maintain signs on the exterior or interior of the Building, (d) to retain pass keys to all locks within or into the Premises, (e) to make any alterations, additions or improvements to the Building or Property as Landlord may deem in its sole discretion necessary for the safety, protection, preservation. or improvement of the Building or Property, and to change the arrangement and/or location of entrances, passageways. doors, corridor, elevators, stairs, toilets and public parts of the Building and Property.

 Section 14.20. Financial Information. Tenant acknowledges that the financial
                ---------------------
 capability of Tenant to perform its obligations hereunder is material to Landlord and that Landlord would not enter into this Lease but for its belief, based on its review of Tenant's financial statements, that Tenant is capable of performing such financial obligations. Tenant hereby represents, warrants and certifies to Landlord that its financial statements previously furnished to Landlord were at the time given true and correct in all material respects and that there have been no material subsequent changes thereto as of the date of this Lease. At any time during the Lease term, Tenant shall provide Landlord, ten (10) days prior written notice from Landlord, with a current financial statement and financial statements of the two (2) years prior to the current financial statement year. Such statements shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be adjusted by an independent certified public accountant.

 Section 14.21. Right of First Refusal. During the term of this Lease, and any
                ----------------------
 renewal term hereof, provided Tenant is not then in default, if Landlord receives a bona fide offer to lease space adjacent to and on the same floor as Tenant (the "Adjacent Space"), before Landlord enters into a lease for the Adjacent Space, Landlord shall first notify Tenant of the terms and conditions, including without limitation, the term, rental rate, escalations thereof, and Tenant improvement allowance, of the bona fide offer. If within five (5) business days after receipt of Landlord's notice, Tenant agrees in writing to lease all of the Adjacent Space subject to the offer, upon such terms and conditions, Landlord and Tenant shall enter into a written lease agreement for such space upon such terms and conditions. If Tenant does not deliver its written notice to Landlord agreeing to lease all of such Adjacent Space upon the terms and conditions offered to Tenant, within five (5) business days after receipt of such notice, or if Landlord and Tenant do not enter into a written lease agreement for said space within ten (10) business days after delivery of Tenant's timely notice to Landlord, and Landlord's tender or a written lease agreement or amendment to Tenant, then in such case, this right of first refusal, and any purported exercise thereof shall lapse and be of no further force or effect with regard to such Adjacent Space and Landlord will be free to lease such Adjacent Space to the initial bonafide Offeror or to others on the same or any other terms and conditions to which Landlord and such other prospective tenants may agree, whether or not such terms and conditions are more or less favorable than those offered to Tenant. Time is of the essence of the provisions of this paragraph. Notwithstanding the foregoing, when Tenant has refused to lease the Adjacent Space on three (3) separate occasions when such space has been offered to Tenant under this Section, this right of first refusal shall expire, terminate and be of no further force or effect. Notwithstanding the foregoing further, any such space offered is subject to any prior rights granted to others with regard to said space and Landlord shall at all times have the right to renew the lease of any existing tenant in the Adjacent Space.

 Section 14.22. Option to Terminate. After the end of the second year of the
                -------------------
 term of this Lease, provided Tenant is not then in default hereunder, and Tenant has a bona fide need for more than 7,000 rentable square feet of additional space, and Landlord is unable to provide Tenant with such additional space within the Building consisting of no more than two (2) non-contiguous spaces, by the end of the third year of the Lease term, then in such case Tenant shall have the one-time option to terminate this Lease after the end of the third (3rd) year of the Lease by giving Landlord at least one hundred eighty (180) days prior written notice of its exercise of said option to terminate. If Tenant exercises its option to terminate, then in such case the Lease shall be terminated as of the date set forth in the notice, provided that day is at least one hundred eighty (180) days subsequent to the notice. Tenant shall pay an early termination fee (the "Early Termination Fee") for the early termination in an amount equal to Tenant's pro rata share of the unamortized costs of Tenant Improvements, space planning, real estate commissions, and attorney fees in connection with this Lease amortized at ten percent (10%) per annum over the term of the Lease in equal monthly installments, plus the sum of four (4) months of the Monthly

Base Rent in effect as of the date of termination. Upon exercise of its option to terminate, Tenant shall pay the Early Termination Fee to Landlord and vacate and surrender possession of the Premises to Landlord on or before the effective date of termination (the "Early Termination Date") and comply with all terms and conditions of the Lease, including without limitation, the payments of all rentals, up to the Early Termination Date. In the event Tenant fails to pay the Early Termination Fee and/or fails to surrender possession of the Premises to Landlord, on or before the Early Termination Date, then Landlord may either (a) treat the termination as effective and exercise all remedies at law or in equity to collect the Early Termination Fee and/or obtain possession of the Premises, or (b) treat the termination as ineffective, in which case the Lease shall continue in accordance with its terms. Upon receipt of Tenant's notice of its exercise of the option to terminate, Landlord shall have the right to show the Premises to other prospective tenants.

Section 14.23. Expansion Space. In the event Tenant desires to lease additional
               ---------------
space in the Building adjacent to and on the same floor as the Premises, then in such case, provided Tenant notifies Landlord in writing thereof, Landlord will advise Tenant if or when any space adjacent to the Premises may become available for lease, and Landlord will negotiate in good faith with Tenant to attempt to reach an agreement on the lease of such space to Tenant.

Section 14.24. Security Deposit and Letter of Credit. As security for the
               -------------------------------------
performance of its obligations under this Lease (the "Security Deposit"), Tenant shall, within three (3) business days after the full execution of this Lease by both parties, deliver to Landlord an irrevocable, unconditional, transferable, standby letter of credit in favor of Landlord, as beneficiary, and issued for Tenant, as account party (the "Letter of Credit") issued by a national banking association. reasonably acceptable to Landlord, insured by the Federal Deposit Insurance Corporation, with offices located in San Francisco, California, and in form and content satisfactory to Landlord, in the amount of $307,796.10, representing the total cost of Tenant improvements made to the Premises, real estate commissions paid in connection with the Lease and two (2) months of rental payments under the Lease. In the event Tenant fails to deliver the Letter of Credit to Landlord within the three (3) business day period, Landlord may, until such time as the Letter of Credit is delivered to Landlord, at Landlord's sole option, postpone commencement of upfitting in the Premises or terminate the Lease by giving written notice thereof to Tenant, without prejudice to or in limitation of any other remedies Landlord may have for such failure on the part of Tenant. The Letter of Credit shall permit partial draws and have an expiration date of April 30, 2006. Landlord shall be permitted to draw upon the Letter of Credit to fund the performance of any obligation(s) of Tenant under the Lease beyond the expiration of any applicable notice and cure period under the Lease. The issuing bank shall be required (up to the face amount of the Letter of Credit) to disburse amounts to Landlord under the Letter of Credit based solely on the written statement of Landlord (i) certifying that Tenant is in default of the performance of its obligation(s) under the Lease beyond the expiration of any applicable notice and cure period (if any) pursuant to the Lease and (ii) certifying the amount due to Landlord as a result of such uncured default(s) (which shall be the amount payable, up to an aggregate ceiling amount equal to the face amount of the Letter of Credit, to Landlord under the Letter of Credit). If Landlord's interest in the Premises is sold or otherwise transferred, Landlord shall have the right to transfer the Letter of Credit to the new owner (and the Letter of Credit shall expressly permit such transfers), and Landlord shall thereupon be released from all liability for the safekeeping and administration of the Letter of Credit and Tenant shall thereafter look solely to such new owner for the safekeeping and administration of the Letter of Credit. The terms hereof shall apply to every transfer of the Letter of Credit. Said letter of credit must be payable in Charlotte, North Carolina, and no other requirements other than those set forth above shall be necessary for Landlord to collect on the same. Provided Tenant has not defaulted in the first two (2) years of the Lease term then as of the beginning of the third (3rd) year of the Lease term Tenant may substitute for the existing Letter of Credit a new Letter of Credit with the same terms and conditions as the then existing Letter of Credit, except that the amount thereof shall be reduced by twenty-five percent (25%) to $230,847.08. Upon completion of the third (3rd) year of the Lease term without any default by Tenant, Tenant may replace the then current Letter of Credit with a new Letter of Credit with the same terms and conditions as the existing Letter of Credit except that the amount thereof shall be reduced to $153,898.05. Upon completion of the fourth (4th) year of the Lease term without any default by Tenant, the then current Letter of Credit may be replaced by a new Letter of Credit with the same terms and conditions as the then existing Letter of Credit, except that the amount thereof shall be reduced to $76,949.03. Upon completion of the Lease term, provided Tenant has not been in default prior to the end of the Lease term, and upon the expiration of a period of sixty (60) days next following the end of the Lease term, the Letter of Credit then in effect will terminate unless Landlord has already received full payment thereon. In the event the original Letter of Credit remains in effect and is not replaced, the original Letter of Credit (or if replaced the then existing Letter of Credit) shall remain in force from the period beginning as of the execution of the Lease and extending through the sixtieth (60th) day next following the end of the term of the Lease.* Notwithstanding anything to the contrary contained in the Lease, in the event that during the term of the Lease if Tenant is then current with all monetary obligations under the Lease and is not otherwise in default thereof, and Tenant delivers evidence in form reasonably satisfactory to Landlord that Tenant has been profitable for four (4) consecutive quarters based on an Earnings Before Interest, Taxes and Depreciation/Amortization (EBITDA), and after Debt Service (principal and interest) test, and has a tangible net worth (excluding goodwill and other intangible assets) equal to or in excess of Fifty Million Dollars ($50,000,000), the required Security Deposit (or "deposit") may be reduced to an amount equal to one month of the then current Base Rent. In the event that Tenant satisfies the foregoing conditions and Landlord then holds the Security Deposit in the form of a Letter of Credit, Tenant shall replace the Letter of Credit with cash in an amount equal to one month of the then current Base Rent. Upon receipt of the cash Security Deposit, provided Tenant is current with all monetary obligations under the Lease and not otherwise in default thereof, Landlord shall return the Letter of Credit to Tenant.

             THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK

*  The language of page 13a is inserted above.

However, the Letter of Credit may provide that it be in force for successive periods of one (1) year each (except for the last period which shall begin on the relevant anniversary of the execution of this Lease and extend through the sixtieth (60th ) day next following the end of the Lease term), beginning upon the execution of this Lease and provide for automatic successive renewals upon each anniversary of the effective date thereof, unless the Bank gives written notice to Landlord and Tenant at least sixty (60) days prior to the relevant anniversary and renewal thereof, that it will not renew the Letter of Credit, in which case, Tenant shall have thirty (30) days after the beginning of such sixty
(60) day period within which to provide Landlord with a new Letter of Credit which complies with this Section 14.24 that is effective as of the expiration of the prior Letter of Credit, and if Tenant does not provide such substitute Letter of Credit within such thirty (30) day period, then notwithstanding any other provision of this Lease, and any cure period provided herein, Tenant shall be deemed immediately in default without any requirement of notice from Landlord and Landlord shall have the right to collect on the then existing Letter of Credit based on such default.

                                     -13a-

     IN WITNESS WHEREOF, the parties hereto have caused these presents to be executed the date and year first above written.

WITNESS:                                      ROTUNDA BUILDING, LLC


/s/                                           By   /s/ Jonny Harris
-------------------------------                   ---------------------------

ATTEST:                                       SMARTAGE, INC.


/s/  Brian McGee                              By /s/ Brian McGee
-------------------------------                 -----------------------------
Corp Secretary                                  Vice President


[CORPORATE SEAL]

                                 EXHIBIT "A"

                                   ROTUNDA

                             PROPERTY DESCRIPTION
                             --------------------

To find the point of BEGINNING, begin at the intersection of the centerline of the right-of-way of Barclay Downs Drive with the centerline of the right-of-way of the southerly most section of Carnegie Boulevard at the point where it becomes Fletcher Road: thence S. 89-45-28 W. 1175.52 feet to a point in the centerline of said Carnegie Boulevard; thence N. 0-14-32 W. 40 feet to a point in the northerly margin of the right-of-way of the southerly most portion of Carnegie Boulevard; thence along the margin of said right-of-way N. 89-45-28 E.
798.88 feet to a point in the margin of said right-of-way, the BEGINNING POINT; thence from said BEGINNING POINT in a northwesterly direction with the arc of a circular curve to the right having a radius of 20.0 feet an arc distance of
31.42 feet to a point; thence N. 0-13-41 W. 629.10 feet to a point; thence in a northeasterly direction with the arc of a circular curve to the right having a radius of 20.0 feet, an arc distance of 36.10 feet to a point in the southerly margin of the right-of-way of the northerly portion of Carnegie Boulevard; thence with the margin of said right-of-way S. 76-38-16 E. 34.27 feet to a point; thence continuing with said margin of said right-of-way in an easterly direction with the arc of a circular curve to the left having a radius of 477.80 feet an arc distance of 252.76 feet to a point, thence in a southeasterly direction with the arc of a circular curve to the right, having a radius of 35.0 feet an arc distance of 59.02 feet to a point in the westerly margin of the right-of-way of Barclay Downs Drive; thence with the margin of said right-of-way three calls and distances as follows: (1) in a southerly direction with the arc of a circular curve to the right, having a radius of 522.96 feet, an arc distance of 97.92 feet to a point; (2) S. 0-23-30 W. 178.7 feet to a point; (3)
S. 1-26-30 W. 330.52 feet to a point; thence in a southwesterly direction with the arc of a circular curve to the right having a radius of 35.0 feet, an arc distance of 53.95 feet to a point in the northerly margin of the right-of-way of the southerly portion of Carnegie Boulevard; thence along said margin of the right-of-way of Carnegie Boulevard S. 89-45-28 W. 293.81 feet to the BEGINNING POINT, said property consisting of 5.3466 acres as shown on survey of Mitchell
W. Davis dated December 18, 1986, last revised August 10, 1987.

                                  EXHIBIT "B"

                                  FLOOR PLAN
                                  ----------


[drawing, third floor plan]

                                  EXHIBIT "C"

                                  TENANT WORK
                                  -----------

     The provisions of this Section shall apply to any and all alterations or physical additions to the Premises over and above the Landlord's Work, regardless of whether the alterations or physical additions are undertaken prior to the Commencement Date or during the Term of the Lease.

     All alterations and physical additions to the Premises shall be done at Tenant's sole cost and expense, except as specifically provided in Article III of this Exhibit C, and are herein called "Tenant Work". Capitalized terms used herein that are not defined herein shall have the same meaning given to such terms in the Lease.

ARTICLE I. LANDLORD AND TENANT PRE-CONSTRUCTION OBLIGATIONS

1. Tenant Space Plan. If Tenant desires to undertake Tenant Work, Tenant will deliver to Landlord a detailed space plan containing the information described in Article IV of this Exhibit C, together with other relevant information and written instructions relating thereto (said space plan and other information and instructions being herein called the "Tenant Space Plan").

2. Landlord Review. Landlord will review the Tenant Space Plan to confirm that the Tenant Work contemplated thereby (i) conforms with or exceeds the standards of the Project and the requirements listed in Article IV of this Exhibit C, and (ii) will not impair the structural, mechanical, electrical or plumbing integrity of the Project. Landlord shall either approve or disapprove the Tenant Space Plan within ten (10) days after the date Landlord receives the Tenant Space Plan. If Landlord does not approve the Tenant Space Plan, Landlord will inform Tenant in writing of its objections and Tenant will revise the same and deliver a corrected version to Landlord for its approval within ten (10) days after the date Tenant receives Landlord's disapproval notice. The approval and revision process for the revised Tenant Space Plan shall be the same as described in the previous two sentences.

3. Tenant Working Drawings. After the Tenant Space Plan has been approved by Landlord, Tenant shall cause working drawings (the "Tenant Working Drawings") of the Tenant Work to be prepared and shall deliver the same to Landlord for its approval within twenty (20) days after the date of Landlord's approval of the Tenant Space Plans. The Tenant Working Drawings shall consist of complete sets of plans and specifications, including detailed architectural, structural, mechanical, electrical and plumbing plans for the Tenant Work. The Tenant Working Drawings shall be substantially consistent with the Tenant Space Plan without any material changes. The Tenant Working Drawings shall be prepared at Tenant's expense by architects and engineers selected by Tenant and approved by Landlord. The approval process for the Tenant Working Drawings shall be identical to the approval process for the Tenant Space Plan described in paragraph 2 of this Article I.

ARTICLE II. SELECTION OF A CONTRACTOR AND CONSTRUCTION OF TENANT WORK

1 Bid Letting. Tenant shall promptly submit the approved Tenant Working Drawings to Landlord's contractor (the "Building Contractor") and, if Tenant chooses, to any other reputable contractor(s) selected by Tenant and reasonably agreed to by Landlord (the "Tenant Contractor(s)") for pricing. Within ten (10) days of the date Tenant submits the bid proposals to the contractor(s), Tenant shall review the bid proposals and construction schedules received by such date.

2. Selection of Bid. Tenant may negotiate with the Tenant Contractor(s) and Landlord agrees to assist Tenant in its negotiation with the Building Contractor, but in any event Tenant shall accept one of the bids and enter into a contract with the selected contractor within ten (10) days after the date Tenant receives the bid proposals. Tenant agrees to notify Landlord promptly of its decision.

3. Building Contractor - Construction Coordination. If Tenant accepts the Building Contractor's bid, then Landlord shall supervise and manage construction and completion of the Tenant Work by the Building Contractor in accordance with the Tenant Working Drawings: provided, however, Landlord shall not be required to install any portion of the Tenant's Work which does not conform to any applicable regulations, laws, ordinances, codes or rules. Such conformity shall be the obligation of Tenant.

4.  Tenant Contractor - Construction Coordination.

    (a) If Tenant accepts a Tenant Contractor's bid, then the Tenant Contractor shall (and its contract shall so provide):

          (i) conduct its work in such a manner so as not to unreasonably interfere with other tenants, Project operations, or any other construction occurring on or in the Project or the Premises;

          (ii) execute a set of and comply with the Contractor Rules and Regulations attached hereto as Schedule I and comply with all additional rules and regulations relating to construction activities in or on the Project as may be reasonably promulgated from time to time and uniformly enforced by Landlord or its agents;

          (iii) maintain such insurance and bonds in force and effect as may be reasonably requested by Landlord or as required by applicable law (but in any event said bonds shall be in amounts equal to the full value or cost of the work being done by the Tenant Contractor); and

          (iv) be responsible for reaching an agreement with Landlord and its agents as to the terms and conditions for all contractor items relating to the conducting of its work including, but not limited to, those matters relating to hoisting, systems interfacing, use of temporary utilities, storage of materials, access to the Premises and the Project and the purchase and return of Building standard as well as other reusable materials.

     (b) Landlord shall have the right to approve all subcontractors to be used by the Tenant Contractor, which approval shall not be unreasonably withheld as long as such subcontractors satisfy the requirements of this paragraph 4.

     (c) As a condition precedent to Landlord permitting the Tenant Contractor to commence the Tenant Work, Tenant and the Tenant Contractor shall deliver to Landlord such assurances or instruments as may be reasonably requested by Landlord to evidence the Tenant Contractor's and its subcontractor's compliance or agreement to comply with the provisions of this paragraph 4.

5. Tenant Contractor - Hold Harmless. Tenant shall indemnify and hold harmless Landlord, its agents, contractors (including Building Contractor) and any mortgagee of Landlord from and against any and all losses, damages, costs (including costs of suit and attorneys' fees), liabilities or causes of action for injury to, or death of, any person, for damage to any property and for mechanic's, materialmen's or other liens or claims arising out of or in connection with the work done by Tenant Contractor (and Tenant Contractor's subcontractors and subcontractors) under its contract with Tenant.

6. Tenant Contractor - Mechanic's and Materialmen's Liens. Tenant shall notify in writing all materialmen, contractors, artisans, mechanics, laborers and other parties hereafter contracting with Tenant for the furnishing of any labor, services, materials, supplies or equipment with respect to any portion of the Premises that they must look solely to Tenant for payment for same and shall simultaneously send copies of all such notifications to Landlord for its review. Should any mechanic's or other liens be filed against any portion of the Project, including the Premises, by reason of Tenant's or Tenant Contractor's acts or omissions or because of a claim against Tenant or Tenant Contractor, Tenant shall inform Landlord of such lien immediately and cause the same to be cancelled or discharged of record by bond or otherwise within twenty (20) days after receipt of notice by Tenant. If Tenant fails to cancel or discharge the lien within said twenty
     (20) day period. Landlord may, at its sole option, cancel or discharge the same and upon Landlord's demand, Tenant shall promptly reimburse Landlord for all costs (including attorneys' fees) incurred in canceling or discharging such liens.

7. Payment of Landlord. Tenant shall pay to Landlord all amounts payable by Tenant pursuant to this Exhibit C within ten (10) days after billing by Landlord. Statements or invoices may be rendered by Landlord during the progress of the Tenant Work so as to enable Tenant to pay the Building Contractor, subject to the terms of Article III, without advancing Landlord's funds to pay the cost of Tenant Work.

8. Default. The failure by Tenant to comply with the provisions of paragraphs 4, 5, 6 or 7 of this Article II shall constitute a default by Tenant under terms of Section 11.1 of the Lease and Landlord shall have the benefit of all remedies provided for in the Lease.

9. Change Orders. Tenant may authorize changes in the Tenant Work; provided that any changes must meet the criteria set forth in Article I of this Exhibit C. Tenant shall also be responsible for any delays or additional costs caused by such change orders.

10. As-Built Plans. Upon completion of the Tenant Work, Tenant shall deliver to Landlord a copy of the as-built plans and specifications for the Tenant Work within thirty (30) days of completing the same. Upon receipt, Landlord will transfer such plans to Landlord's Master Plans at a cost to be borne by Tenant.

ARTICLE III. MONETARY MATTERS

1. Landlord's Contribution. Tenant shall be responsible for all costs and expenses incurred in connection with the Tenant Work, including those costs and expenses associated with the preparation of architectural and engineering plans. However, Landlord shall contribute $191,060 toward the completion of the Tenant Work ("Landlord's Contribution").

2. Payment of Landlord Contractor. If Tenant elects to have the Landlord Contractor do the Tenant Work, Landlord shall pay to the Landlord Contractor the Landlord's Contribution as it becomes due. Once the Landlord's Contribution has been paid in full by Landlord, Tenant shall pay all remaining costs and expenses incurred in connection with the Tenant Work.

3. Payment of Tenant Contractor. If Tenant elects to have Tenant Contractor do the Tenant Work, Tenant shall pay all billed costs as construction progresses and Landlord shall, upon presentation by Tenant of proof of payment, pay to Tenant a portion of Landlord's Contribution equal to the amount paid by Tenant to Tenant Contractor. However, in no event shall Landlord be required to pay to Tenant an amount in the aggregate greater than Landlord's Contribution.

4. Unpaid Amounts. If any portion of Landlord's Contribution remains unpaid after the Tenant Work has been completed, Landlord and Tenant shall split such unpaid amount on a 50-50 basis and Landlord shall credit Tenant's portion of such unpaid amount against the first Base Rental payments due under the Lease.

ARTICLE IV. MINIMUM INFORMATION REQUIRED OF TENANT SPACE PLAN

Tenant shall provide to Landlord a Tenant Space Plan that contains architectural, mechanical, electrical and plumbing plans prepared and stamped by a licensed architect or engineer, as the case may be, indicating:

1.   Location and type of all partitions.

2. Location and types of all doors indicating hardware and providing a keying schedule.

3.   Location and type of glass partitions, windows, doors and framing.

4. Location of telephone equipment room accompanied by a signed approval of the telephone company.

5.   Critical dimensions necessary for construction.

6. Location, circuit number and specifications of all electrical devices, outlets, switches, telephone outlets, etc.

7.   Location and type of all lighting and access control systems.

8. Location and type of equipment that will require special electrical requirements. Provide manufacturers' specifications for use and operation.

9.   A load analysis of all electrical devices.

10. Location, weight per square foot and description of any exceptionally heavy equipment or filing system exceeding 50 psf live load.

11. Location, type and specifications of the HVAC distribution systems and controls.

12.  Requirements for special air conditioning or ventilation.

13.  Type and color of floor covering.

14.  Location, type and color of wall covering.

15.  Location, type and color of paint and/or finishes.

16.  Location and type of plumbing, including special sprinkler requirements.

17.  Location and type of kitchen equipment.

Details Showing:

1. All millwork with verified dimensions and dimensions of all equipment to be built-in.

2.   Corridor entrances.

3. Bracing or support of special walls, glass partitions, etc., if desired. If not included with the Tenant Space Plan, the Building architect will design, at Tenant's expense, all support or bracing required.

                                   SCHEDULE 1
                                  TO EXHIBIT C

                        CONSTRUCTION RULES & REGULATIONS
                        --------------------------------

PLANS
-----

    1.    All plans must be approved by Landlord prior to commencement of work.

    2.    Participation plan must detail all demolition and buildback.

    3. Electrical plan must detail all electrical demolition and buildback. If a new panel and/or transformer are added, the installation is to be designed by an architect selected by Landlord. Engineering fees will be borne by the Tenant. The new panel and/or transformer will be metered and the additional electrical use will be billed to the Tenant on a monthly basis. Additional items that would require an electrical meter may include air-cooled, self-contained air conditioning units, above building standard office/computer equipment, etc.

    4. The mechanical/plumbing plan must detail all thermostat, troffer and duct relocation, removal or addition. The addition of any independent air conditioning units must be shown. The air-cooled units are to be electrically metered as indicated above and a charge for heat dissipation will be included as well. A BTU or gallon meter is to be installed for each chilled water unit. All meter charges will be billed back to the Tenant on a monthly basis. All plumbing detail (deletion or addition) must be shown.

    5. A complete set of final, revised plans must be submitted to Landlord upon completion of work. This complete set must include two copies of the mechanical/plumbing plan.

    6. The Tenant will be charged with the cost to transfer the partition, mechanical, electrical and plumbing changes to Landlord's master plans. The cost for such transfer is $.25 per square foot with a minimum charge of $200.00.

INSURANCE
---------

The General Contractor and all subcontractors shall carry the minimum statutory limits of workmen's compensation and quantities of general liability insurance deemed by Landlord to be sufficient for the proposed tenant construction. Original certificates of such insurance are to be submitted prior to the commencement of work.

PERMITS
-------

Permits and licenses necessary for the work shall be secured and paid for by the General Contractor. The permits are to be posted at a readily accessible area near the construction site.

GENERAL RULES
-------------

     1.   All materials used must meet City, State and Federal building codes.

     2. Lien waivers from all contractors shall be furnished to the Landlord within thirty (30) days after completion of tenant construction.

     3.   The following work shall be performed only after normal working hours:

     . All demolition, trash removal, laying tack strip, drilling/cutting of the concrete slab or a concrete structural member, noisy or vibration causing buildback (screw guns, etc.) and material stocking.

     .    All work resulting in offensive odors such as the use of latex enamel paint, lacquer, glue used in file floor installation, etc.

     .    All work which is the subject of any complaint from another tenant regarding interference from the construction with such tenant's use of its premises.

     .    All work requiring access to the ceiling on a floor below a lease space being remodeled (which work must also be scheduled through the Project management office).

     4. The General Contractor must notify the Project management office prior to the commencement of any dusty work (demolition, sheetrock cutting, sanding, extensive sweeping, etc.) so that additional filtering capacity on the air handler distribution systems can be provided at a cost of $35.00 per floor.

     5. At the end of construction, the Building staff will change out the filters and clean the coils in both mechanical rooms on the remodel floor. The Tenant will be charged $700.00 for this service.

     6. Only building standard locksets keyed to the Project's restricted keyware may be used throughout leased spaces.

     7. Reasonable amounts of water and electricity will be furnished to the General Contractor without cost for use in lighting, operating portable power tools. drinking water, etc. The General Contractor shall make all connections, furnish any necessary extensions and remove same upon completion of work.

     8. Restroom facilities are not to be used for the cleaning of tools or paint materials. Contractors shall utilize only those facilities specifically designated by the Project manager.

     9. The General Contractors shall carefully protect all walls, carpet, ceiling files, floors, furniture and fixtures in common and other tenant areas and repair or replace any damaged property without cost to Landlord.

     10. All Contractors shall confine use of the premises to the designated construction site so as not to disrupt other tenants.

     11. At no time will abusive language or actions or loud radios be tolerated.

     12. A copy of these rules and regulations must be posted on the construction site in a manner allowing easy access by all workers. It is the General Contractor's responsibility to instruct his employees and subcontractors to familiarize themselves with these rules and regulations.

ELEVATOR USAGE
--------------

     1. The use of the freight elevators shall be scheduled by the Tenant or General Contractor with the Project management office. Reservations as far in advance as possible is encouraged.

     2. All construction materials, tools and trash are to be transferred to and from the construction site via the freight elevators. The passenger elevators are to be used to transport people only.
                                             ----

     3. Situations may arise when the General Contractor may be required to share the freight elevators with the Building crew or tenants. This sharing shall be carried out in a professional manner.

     4. Special elevator use such as access to the top of an elevator cab must be scheduled through Landlord. Sufficient time should be allowed to arrange the provision of elevator personnel to perform the requested service. The Tenant will be responsible for any charges incurred in these special arrangements.

SECURITY, BUILDING ACCESS, LOADING DOCK AREA
--------------------------------------------

     1. Tenant will be responsible for providing the General Contractor with security clearance into the Building as well as access into the lease space.

     2. The loading dock area has a 30 minute parking limit during normal working hours. Vehicles parked beyond that time period will be towed away at the individual owner's expense. Arrangements must be made through the Project management office for any extended parking privileges in the loading dock area after normal working hours.

CONSTRUCTION
------------

     1. On multi-tenant floors, a demising partition must separate lease spaces.

     2. If the Tenant desires wallcovering at exterior columns, it is advised that a reveal be placed between the window mullions and the sheetrock. This procedure should help keep condensate from bleeding onto the fabric.

     3. Should the remodel of a lease space affect the public corridor, it is the Tenant's responsibility to duplicate the finishes in the hallway so that the new construction is not visible.

     4. It is recommended that the Tenant review the condition of all finishes that will not be affected by the remodeling of its lease space (i.e. exterior window mullions, doors, frames, head track, etc.) because the improvements in place are being provided in their existing condition, on an "as is" basis.

ELECTRICAL WORK
---------------

     1. All additional circuits added to existing or new electrical panels must be properly labeled or marked indicating the equipment serviced by each new circuit.

     2. All electrical panels, junction boxes and pull boxes which are opened or removed for additional circuits or terminations shall be covered, closed or replaced, with no exceptions.

     3. During construction, provisions are to be made so that all lights can be, and are, turned off each night. Failure to comply will result in a $50.00 a day charge billed to the Tenant.

     4. Upon completion of work, all light fixtures in the work area are to be working properly and fully lit and cleaned, including replacement of tubes and ballasts as required in light fixture.

     5. All new building equipment shall be building standard or approved by landlord, through its manager. All light switches and outlets are to be at building standard height.

     6. All floor penetrations shall be caulked, cemented or filled with materials which are fire-rated and match specifications of original floor composition.

     7. In remodeling of lease spaces involving 10,000 square feet or more, all electrical wiring and cabling as well as telephone cabling that is not to be reused is to be removed.

     8. All electrical work is to be performed by an electrical contractor approved by Landlord.

MECHANICAL/PLUMBING WORK
------------------------

     1. The mechanical contractor will be responsible for securing and temporarily relocating HVAC thermostats and relocating the thermostats on the walls as indicated on the mechanical plans.

     2. All duct tap cutouts not used on main ducts shall be covered with a duct plate and insulation which will be secured to the main duct.

     3.   All new flex ducts shall be externally insulated.

     4. The mechanical contractor shall verify airflow delivery against the mechanical plan as per NEBB and TEBB procedures. Mechanical contractor shall submit the air balance report to the Building Chief Engineer along with a copy of his certification.

     5. Upon completion of the mechanical work, the contractor will demonstrate to the Building Chief Engineer that all relocated or new thermostats function correctly and are property calibrated.

     6. All new equipment shall be building standard or approved by Landlord. All thermostats are to be at building standard height.

     7. All floor penetrations shall be caulked, cemented or filled with materials which are fire-rated and match specifications of original floor composition.

     8. In remodels of lease space involving 10,000 square feet or more, ail duct and plumbing lines that are not to be reused are to be removed.

     9. All new plumbing should be installed in such a way that it may be cut off and repaired without affecting other lease spaces.

SPECIAL CONDITIONS
------------------

     1. Use of any welding or cutting torch must be approved by Landlord. The contractor must schedule the time the torch will be used and he must have a fire extinguisher present while the torch is in use.

     2. Use of any varnishes, lacquers, glues or other combustible materials or materials which may produce offensive odors must be approved and the application thereof scheduled through Landlord.

     3. Any work that will involve the draining of a sprinkler line must be approved by Landlord. In all instances, the system will not be left inoperable overnight.

     4. Should any portion of a remodel interfere with the fire alarm system, the work must be scheduled through Landlord's management office in advance. Any costs associated with false alarms that are caused by the General Contractor, his employees or subcontractors shall be absorbed by the General Contractor.

     5. A Material Safety Data Sheet information sheet must be posted in any area where any hazardous and/or harmful materials are in use. Strict adherence to rules listed in this sheet is required.

CLEAN-UP
--------

    The General Contractor shall keep the construction site free of accumulation of debris and rubbish. Trash must be removed via the freight elevators after normal working hours in a vehicle provided by General Contractor. Any dust or dirt outside the construction site is to be cleaned on a daily basis. The General Contractor should provide subcontractors with a floor mat to prevent dust and dirt tracking into public corridors and elevators. Final clean up, including vacuuming after new carpet installation as well as the provisions of the vacuums, is the responsibility of the General Contractor.

    Non-compliance with these rules and regulations may result in barring the responsible parties from future activities in the Building. Additionally, if construction is not performed in a manner that is equal to or greater than what is considered consistent with the standards of the Project, then repairs and changes will be performed by the Landlord at the Tenant's expense (cost plus 15%). These rules and regulations are subject to change without notice.

ACCEPTED BY: ________________________      DATE: _______________________
                     (Tenant)


ACCEPTED BY: ________________________      DATE: _______________________
               (General Contractor)

ACCEPTED BY: ________________________      DATE: _______________________
                   (Landlord)

                                  EXHIBIT "D"

                             OPERATING COST ITEMS
                             --------------------

Said "Operating Cost" shall include, but not necessarily be limited to, the following items:

A.   Cleaning

     1. Wages (includes social security, unemployment compensation, fringe benefits, etc.).

     2. Supplies/Materials (including ordinary repairs and replacement of equipment).

     3. Outside Service (includes window cleaning, contract cleaning, drapery or venetian blind cleaning, etc.).

     4.   Miscellaneous.

B.   Heating, Ventilating, and Air Conditioning

     1. Wages (includes social security, unemployment compensation, fringe benefits, etc.).

     2.   Supplies/Materials.

     3.   Outside Services.

     4. Repairs (includes ordinary repairs and minor replacements required to keep the equipment in good operating condition).

     5.   Miscellaneous.

C.   Elevators

     1. Wages (includes social security, unemployment compensation, fringe benefits, etc.).

     2.   Supplies/Materials.

     3.   Outside Service.

     4. Repairs (includes ordinary repairs and minor replacements required to keep the equipment in good operating condition).

     5.   Miscellaneous.

D.   General Expenses - Building

     1. Wages (security guards, matrons, store keeper and other direct building wages not included elsewhere; including social security, unemployment compensation, insurance, fringe benefits, etc.).

     2. Supplies/Materials (includes toilet supplies, keys, signs, and other miscellaneous supplies not included elsewhere).

     3. Contract Services (includes rubbish handling, exterminating, directory services, fire extinguisher services, etc.).

     4.   Redecorating Public Areas.

     5.   Plumbing Repairs.

     6.   Sewer Charges.

     7.   Water Charges.

     8.   Landscape Expenses.

     9. General Repairs (those repairs necessary to keep the Building and walkways, etc., in good condition).

     10.  Security.

     11.  Garbage Pickup.

     12.  Seasonal decorations.

E.   Administrative Expenses.

     1.   Salaries

     2. Building Office Expenses (including telephone, stationery, supplies, stamps, equipment repairs, dues, subscriptions, etc.).

     3.   Legal (except litigation, bad debts, or leasing expenses).

     4. Professional Fees (including accounting and engineering connected with Building operations; but not including leasing costs or commissions).

     5.   Management Fees.

F.   Energy

     1. Electricity (after deduction for electricity paid by other tenants for extra services).

     2.   Gas (net of gas charged to tenants).

G.   Insurance

     1.   Fire and extended coverage premium.

     2.   Earthquake and extended coverage premium.

     3.   Liability and extended coverage premium.

     4.   Other broad form coverages.

H.   Taxes

     1.   Real estate taxes and assessments.

     2. Personal property taxes (for the Building's personal property, including license expenses).

I. Extraordinary Repairs - Large nonrecurring major repairs spread over the normal life of the component.

J. Capital Investments made in an attempt to reduce operating costs spread over the life of the equipment or leasing of equipment to attempt to effect said reduction.

                                  EXHIBIT "E"

                         PARKING RULES AND REGULATIONS
                         -----------------------------


        Parking: The following rules, regulations and rights apply to the use of all portions of the complex designated from time to time by Landlord as parking areas (the "Parking Areas"):

     (a) Only Tenant and employees of Tenant may park their motor vehicles in those portions of the Parking Areas designated by Landlord from time to time as unreserved tenant parking areas (the "Unreserved Parking Areas").

     (b) Guests, invitees and visitors of Tenant may park their motor vehicles only in those portions of the Parking Areas designated by Landlord from time to time as visitor parking areas (the "Visitor Parking Areas").

     (c) Only Tenant and those employees, guests, invitees and visitors of Tenant who are physically handicapped may park their motor vehicles in those portions of the Parking Areas designated by Landlord from time to time as handicapped parking areas (the "Handicapped Parking Areas").

     (d) Parking in the Unreserved Parking Areas, the Visitor Parking Areas and the Handicapped Parking Areas shall be on a nonexclusive, "as-available" basis.

     (e) No representation or warranty is made by Landlord as to the number or location of parking spaces comprising the Parking Areas, or any portion thereof.

     (f) Motor vehicles shall only be parked in striped parking spaces located within the Parking Areas and no motor vehicles shall be parked in any other location within the complex.

     (g) Not more than one motor vehicle may be parked on each parking space and no motor vehicle may be parked on more than one parking space within the Parking Areas.

     (h) Parking Areas shall not be used for any purpose other than the parking of permitted motor vehicles thereon. No commercial activity shall be conducted from the Parking Areas.

     (i) No repairs (other than emergency repairs) or washing of motor vehicles shall be permitted in the Parking Areas.

     (j) Tenant, its employees, agents, guests, visitors and invitees assume full responsibility and Landlord shall have no liability for (a) all loss, damage, injury or death caused to the person or property of third parties by reason of their use of the Parking Areas; and (b) protecting the motor vehicles of such third parties against theft, vandalism and damage and for protecting their person against injury and assault by reason of their use of the Parking Areas.

     (k) Tenant shall indemnify Landlord against all loss, damage, cost and expense (including attorney's fees) sustained by Landlord by reason of the use of the Parking Areas by Tenant, its employees, agents, guests, visitors and invitees or by violation of these Rules by any of said persons, other than damage caused by the negligence of Landlord, the Beneficiaries or the Manager.

     (l) A violation of these Rules shall entitle Landlord to revoke the parking privileges of the offending party, in addition to other rights and remedies available to Landlord.

                                  EXHIBIT "F"

                        BUILDING RULES AND REGULATIONS
                        ------------------------------

The following rules and regulations have been adopted by the Landlord for the care, protection and benefit of the Building and for the general comfort and welfare of the tenants.

1. The sidewalks, entrances, halls, passages, elevators and stairways shall not be obstructed by the Tenant or used by Tenant or its employees for any other purpose than for ingress and egress.

2. Toilet rooms and other water apparatus shall not be used for any purposes other than those for which they were constructed.

3. The Tenant shall not do anything in the Premises, or bring or keep anything therein, which shall in any way conflict with any law, ordinance, rule or regulation affecting the occupancy and use of the Premises, which are or may hereafter be enacted or promulgated by any public authority or by the Board of Fire Underwriters.

4. In order to insure proper use and care of the Premises, neither the Tenant nor any employee of the Tenant shall:

     (a)  Keep animals or birds on the Premises.

     (b)  Use Premises as sleeping apartments.

     (c)  Maintain or utilize bicycles or other vehicles in the Premises.

     (d) Make improper noises or disturbances of any kind, sing, play or operate any musical instrument, radio or television set without first securing consent of Landlord.

     (e) Engage in or permit games of chance or any form of gambling or immoral conduct in or about the Premises.

     (f) Mark or defile elevators, toilet rooms, walls, windows, doors or any part of the Building.

     (g) Allow any furniture, packages or articles of any kind to remain in corridors except for short periods incidental to moving same in or out of Building or to clean or rearrange occupancy of leased space.

     (h) Deposit waste paper, dirt or other substances in corridors, stairways, elevators, toilets, rest rooms, or any other part of the Building not leased to it.

     (i) Fasten any article, drill holes, drive nails or screws into walls, floors, doors or partitions, or otherwise mar or deface any of them by paint, paper or otherwise, unless written consent is first obtained from the Landlord, except for customary interior decorations.

     (j) Operate any machinery within the Building, except customary motor driven office equipment, such as recorders and transcribers, calculators, electric typewriters, and the like. Special electrical or other motor driven equipment used in the trade or profession of the Tenant may be operated only with the proper consent of the Landlord.

     (k) Tamper or interfere in any way with windows, doors, locks, air conditioning controls, heating, lighting, electric plumbing fixtures.

     (l) Leave Premises unoccupied without locking all doors, extinguishing lights and turning off all water outlets.

     (m) Install or operate vending machines of any kind in the Premises without written consent of Landlord.

5. The Tenant shall have cleaned, at its expense, not less than semiannually, the carpet that has been provided by the Landlord for Tenant's use, utilizing the cleaning company with which the Landlord has contracted to do this work.

6. The Landlord shall have the right to prohibit any advertising by the Tenant which, in its opinion, tends to damage the reputation of the Building or its desirability as a building for offices, and upon written notice from Landlord, the Tenant shall discontinue any such advertising.

7. The Landlord reserves the right to designate the time when and method whereby freight, furniture, safes, goods, merchandise and other articles may be brought into, moved or taken from the Building and the Premises leased by the Tenant; and workmen employed, designated or approved by the Landlord must be employed by Tenants for repairs, painting, material moving and other similar work that may be done on the Premises. Tenants moving in or out of the Premises must do so between the hours of 5:30 p.m. and 7:30 a.m., Monday through Friday, or anytime Saturday or Sunday.

8. The Landlord shall not be responsible for damage to furniture caused by janitor or any other servant personnel, nor for any loss of property from the Premises however occurring. The Tenant will reimburse the Landlord for the cost of repairing any damage to the Premises or other parts of the Building caused by the Tenant or the agents or employees of the Tenant, including replacing any glass broken.

9. The Landlord shall furnish a reasonable number of door keys and/or Building entrance access cards for the needs of the Tenant, which shall be surrendered on termination of the lease, and reserves the right to require a deposit to insure their return at termination of lease. The Tenant shall obtain keys and/or cards only from the Landlord, shall not obtain duplicate keys and/or cards from any outside source, and shall not alter the locks or effect any substitution.

10. The Tenant shall not install in the Premises any metal safes or permit any concentration of excessive weight in any portion thereof without first having obtained the written permission of Landlord.

11. The Landlord reserves the right at all times to exclude boot-blacks, newsboys, loiterers, vendors, solicitors and peddlers from the Building, and to require registration, satisfactory identification and credentials from all persons seeking access to any part of the Building outside of ordinary business hours. The Landlord will exercise its best judgment in the execution of such control but shall not be held liable for the granting or refusal of such access.

12. The Landlord reserves the right to exclude the general public from the Building upon such days and at such hours as in the Landlord's judgment will be for the best interests of the Building and its tenants.

13. The attaching of wires to the outside of the Building is absolutely prohibited, and no wires shall be run or installed in any part of the Building without the Landlord's permission and at Landlord's direction.

14. Requests for services of janitors or other Building employees must be made at the office of the Building Manager.

15. The Landlord shall have the right to make such other and further reasonable rules and regulations as, in the judgment of the Landlord, may from time to time be necessary for the safety, care and cleanliness of the Premises and for the preservation of good order therein, effective five (5) days after all Tenants have been given written notice thereof.

16. Whenever used herein, the singular shall include the plural and the masculine the feminine and/or neuter as the context may indicate.

17. Tenant agrees to cooperate with Landlord and other tenants of the Building in preventing its employees from parking in spaces reserved for visitors to the Building; Landlord does not, however, agree to be responsible for policing the visitor parking areas.